Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE

FROM

NORTHERN STATES POWER COMPANY

(A MINNESOTA CORPORATION)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED MAY 1, 2023

SUPPLEMENTAL TO TRUST INDENTURE

DATED FEBRUARY 1, 1937

AND

SUPPLEMENTAL AND RESTATED

TRUST INDENTURE

DATED MAY 1, 1988

-i-

Supplemental Trust Indenture, made effective as of the 1st day of May, 2023, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and
December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and

WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018 (redeemed)
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 (retired) and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 (retired) and Series due August 15, 2045
May 1, 2016	Series due May 15, 2046
September 1, 2017	Series due September 15, 2047
September 1, 2019	Series due March 1, 2050

Date of Supplemental Trust Indenture	Designation of Series
June 8, 2020	Series due June 1, 2051
March 1, 2021	Series due April 1, 2031 and Series due April 1, 2052
May 1, 2022	Series due June 1, 2052

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and

WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and

WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and

WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due May 15, 2053” (the “Bonds”), the Bonds of such series to be issued as registered bonds without coupons in denominations of a multiple of $2,000 and integral multiples of $1,000 in excess thereof, and the Bonds of such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof, to-wit:

(Form of Bonds)

NORTHERN STATES POWER COMPANY

(Incorporated under the laws of the State of Minnesota)

First Mortgage Bond

Series due May 15, 2053

No. ____________________	$________________

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_____________] Dollars in lawful money of the United States of America, on the 15th day of May, 2053 and to pay interest hereon from the date hereof at the rate of 5.10 percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 15th day of May and on the 15th day of November in each year, commencing on November 15, 2023 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any May 15 or November 15 will be paid to the person in whose name this bond was registered at the close of business on the record date (the May 1 prior to such May 15 or the November 1 prior to such November 15 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.]*

This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 71 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

Prior to November 15, 2052 (six months prior to the maturity date of the bonds of this series) (the “Par Call Date”), the Company may redeem the bonds of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the bonds of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the bonds of this series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

Bonds of this series are not subject to a sinking fund.

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:		NORTHERN STATES POWER COMPANY

Attest:	[Form – Not for Signature]	By:	[Form – Not for Signature]
Vice President

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authorized Officer
Dated:

and

WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of May 1, 2022; and

WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and

WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.

SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY

TO THE LIEN OF THE INDENTURE

SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.

FORM AND EXECUTION OF THE BONDS

SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due May 15, 2053, which shall bear the descriptive title “First Mortgage Bonds, Series due May 15, 2053” (the Bonds), and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Bonds shall initially be authenticated and delivered in the aggregate principal amount of $800,000,000. The Bonds may be reopened and additional Bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional Bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the price to the public and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Bonds. Any such additional Bonds, together with the Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,200,000,000. The Bonds shall mature on May 15, 2053, and shall be issued as registered bonds without coupons in denominations of $2,000, and integral multiples of $1,000 in excess thereof. The Bonds shall bear interest at a rate of 5.10% per annum on the principal amount thereof payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2023, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

As long as there is no existing default in the payment of interest on the Bonds, the person in whose name any Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bond may be listed, and upon such notice as may be required by such exchange.

The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (May 15 or November 15) shall mean the May 1 prior to such May 15 or the November 1 prior to such November 15 (whether or not a business day).

As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

SECTION 2.02. Prior to November 15, 2052 (six months prior to the maturity date of the Bonds) (the “Par Call Date”), the Company may redeem the Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Bonds matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Bonds to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The Bonds are not subject to a sinking fund.

The redemption price of the Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Bonds occurring prior to the Par Call Date may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof.

SECTION 2.03. The registered owner of any Bond or Bonds, at his, her or its option, may surrender the same with other Bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered Bonds to such registered owner at its office or at any other place specified as aforesaid.

Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Bond of a series during a period of ten (10) days next preceding any selection of Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Bond which has been called for partial redemption.

SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

SECTION 2.05. The Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Bonds or attested the seal thereon shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.

SECTION 2.06. (a) Except as provided in subsections (c) and (g) of this Section 2.06, the registered holder of all of the Bonds shall be The Depository Trust Company (“DTC”) and such Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Bonds to the account of Cede & Co. on each such payment date for the Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.

(b) The Bonds shall be initially issued in the form of one or more separate single authenticated fully registered certificates in the aggregate principal amount of all Bonds. Upon initial issuance, the ownership of such Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.06; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.06, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

(c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Bonds or there shall have occurred and be continuing a Completed Default with respect to the Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for the Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Bonds (except as provided in subsection (g) below of this Section 2.06). After such agreement has become effective, DTC shall present the Bonds for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Bonds.

(d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bonds and all notices with respect to such Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.

(e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

(f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL

OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE BONDS NOR THE PARTICIPANTS.

(g) The Company, in its sole discretion, may terminate the services of DTC with respect to the Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to the Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to the Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to the Bonds if the Company determines that a continuation of the requirement that all of the outstanding Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Bonds will be delivered as described in the Indenture.

(h) Upon the termination of the services of DTC with respect to the Bonds pursuant to subsections (c) or (g) of this Section 2.06 after which no substitute book-entry depository is appointed, the Bonds shall be registered in whatever name or names holders transferring or exchanging the Bonds shall designate in accordance with the provisions of the Indenture.

ARTICLE III.

APPOINTMENT OF AUTHENTICATING AGENT

SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

(b) Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

(d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.

SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Bonds shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authenticating Agent

By:	[Form – Not for Signature]
Authorized Officer

Dated:

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

ARTICLE IV.

FINANCING STATEMENT TO COMPLY WITH

THE UNIFORM COMMERCIAL CODE

SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota, South Dakota and Iowa.

SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount
Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000
Series due September 15, 2047	$600,000,000
Series due March 1, 2050	$600,000,000
Series due June 1, 2051	$700,000,000
Series due April 1, 2031	$425,000,000
Series due April 1, 2052	$425,000,000
Series due June 1, 2052	$500,000,000
Series due May 15, 2053	$800,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, South Dakota and Iowa designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated July 1, 1948

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated August 1, 1949

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated June 1, 1952

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1956	Dated May 1, 1975

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1957	Dated March 1, 1976

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1958	Dated June 1, 1981

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1960	Dated December 1, 1981

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1961	Dated May 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1962	Dated December 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1997	Dated May 1, 2006

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1998	Dated June 1, 2007

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1999	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2000	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2000	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2002	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated August 1, 2015

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated May 1, 2016

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated September 1, 2017

Supplemental Indenture	Supplemental Indenture
Dated September 1, 2019	Dated June 8, 2020

Supplemental Indenture	Supplemental Indenture
Dated March 1, 2021	Dated May 1, 2022

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the Bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.

SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

(b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the Bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.

SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

(b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

The total aggregate amount of obligations to be initially issued forthwith under this Supplemental Trust Indenture shall not exceed $800,000,000.

IN WITNESS WHEREOF, on this 24th day of April, A.D. 2023, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name to be hereunto affixed and this Supplemental Trust Indenture effective May 1, 2023, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and on its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective May 1, 2023, to be signed by its President, a Vice President or an Assistant Vice President.

NORTHERN STATES POWER COMPANY

/s/ Paul A. Johnson
By: Paul A. Johnson
Its: Vice President, Treasurer

Attest:

/s/ Amy L. Schneider
By: Amy L. Schneider Its: Vice President, Corporate Secretary

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ Ann M. Dolezal
By: Ann M. Dolezal
Its: Vice President

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF SCOTT	)

This instrument was acknowledged before me on April 24, 2023 by Paul A. Johnson as Vice President, Treasurer, and Amy L. Schneider, as Vice President, Corporate Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Kristin Lynn Westlund
Kristin Lynn Westlund
Notary Public, State of Minnesota
My commission expires: January 31, 2026

STATE OF ILLINOIS	)
) SS.:
COUNTY OF COOK	)

On the 25th day of April in the year 2023, before me, the undersigned, personally appeared, Ann M. Dolezal, a Vice President of The Bank of New York Mellon Trust Company, N.A., personally known to me or proved to me on the basis of satisfactory identification to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mietka Collins
Mietka Collins
Notary Public – State of Illinois
My Commission Expires Nov 28, 2026

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to The Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, effective as of May 1, 2023, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I. PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Murray, to wit:

Northern Wind Farm and Rock Aetna Wind Farm Collection Substation

Tract 69:

Fee Owner: Northern States Power Company, a Minnesota Corporation

PIN: 03-031-0014

Legal Description:

That part of the Southeast Quarter of Section 31, Township 107 North, Range 43 West of the 5th Principal Meridian, Murray County, Minnesota, described as follows:

Commencing at the South Quarter corner of said Section 31; thence South 88 degrees 29 minutes 52 seconds East on the south line of said Southeast Quarter of Section 31, a distance of 270.00 feet to the point of beginning; thence continuing South 88 degrees 29 minutes 52 seconds East on said south line, a distance of 300.00 feet to the East line of the West 570.00 feet of the Southeast Quarter, thence North 1 degree 28 minutes 49 seconds East on said east line, a distance of 300.00 feet to the north line of the South 300.00 feet of the Southeast Quarter; thence North 88 degrees 29 minutes 52 seconds West on said North line, a distance of 300.00 feet to the West line of the East 300.00 feet of the West 570.00 feet of the Southeast Quarter; thence South 1 degree 28 minutes 49 seconds West on said West line, a distance of 300.00 feet to the south line of said Southeast Quarter and the point of beginning.

Northern Wind Farm

Tract 3:

Fee Owner: Craig S. Nepp and Sheila K. Nepp, Trustees of the Craig S. Nepp Revocable Living Trust dated July 8, 2015, and any amendments thereto, a one-half (1/2) interest AND Sheila K. Nepp and Craig S. Nepp, Trustees of the Sheila K. Nepp Revocable Living Trust dated July 8, 2015, and any amendments thereto, a one-half (1/2) interest, as Tenants in Common, by way of Document Nos. 225231, 225232, 225233, 226103, 226104, 203075, 225101, 2189563, 218953 and 248898

PIN: 04-003-0020 (Parcel 3a) and 04-003-0021 (Parcel 3b)

Legal Description:

Parcel 3a:

The North Half of the Southeast Quarter (N 1/2 SE 1/4) of Section Three (3), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Parcel 3b:

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Three (3), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 4:

Fee Owner: Ronald S. Biegler and Betty L. Biegler, husband and wife, as tenants in common, by way of Document Nos. 163479, 229462 and 264650

PIN: 4-015-0020

Parcel 4b:

The Northwest Quarter (NW 1⁄4) of Section Fifteen (15), Township One Hundred Six North (106N), Range Forty-three (43), West of the 5th P.M., less the railroad right of way and less existing highway, containing 155.47 acres, more or less, according to the U.S. Government Survey, Murray County, Minnesota.

Tract 5:

Fee Owner: Steven N. Gleis and Karla K. Gleis, husband and wife, as joint tenants, by way of Document Nos. 212590, 213559, 228184 ,197615 and 201309

PIN: 03-033-0041

Parcel 5b:

All that part of the Southwest Quarter (SW1/4) of Section 33, Township 107 North, Range 43, West of the Fifth P.M., Murray County, Minnesota, described as follows:

Commencing at the Southeast corner of the Southwest Quarter (SW1/4) of said section as the point of beginning; thence West along the South section line a distance of 666.6 feet; thence North and parallel with the West section line a distance of 574.2 feet; thence East and parallel with the South section line a distance of 666.6 feet; thence South along the East boundary line of said Southwest Quarter (SW1/4) a distance of 574.2 feet to the point of beginning.

Tract 6:

Fee Owner: Leo McBeth and Connie McBeth, as Trustees, or their successors in trust, under the Leo McBeth Revocable Living Trust dated June 1, 2010, an undivided one-half interest and Connie McBeth and Leo McBeth, as Trustees, or their successors in trust, under the Connie McBeth Revocable Living Trust dated June 1, 2010 an undivided one-half interest, by way of Document Nos. 170500,181237, 181309, 181310,197007, 221830, 236698, and 253364

PIN: 04-004-0020

Legal Description:

The Northwest Quarter (NW1/4) of Section 4, Township 106 North, Range 43 West, Murray County, Minnesota, EXCEPTING therefrom that part thereof described as follows:

Commencing at the Northwest corner of Section 4; thence East along the North edge of the Northwest Quarter of said section for a distance of 1,576.00 feet to the point of beginning; thence right at an angle of 88° and southerly a distance of 520 feet; thence left at an angle of 92° and easterly 650 feet; thence left at an angle of 88° and northerly a distance of 520 feet to the center of the township road; thence left and westerly along the north edge of said Northwest Quarter of Section 4 a distance of 650 feet, more or less, to the point of beginning.

Tract 7:

Fee Owner: David L. Waldron and Jean M. Waldron as trustees of The Waldron Family Living Trust U/A dated 7 Oct 2020, by way of Document Nos. 232518 and 260933

PIN: 04-004-0030

Legal Description:

The East Half of the Southwest Quarter (E1/2 SW1/4) of Section Four (4), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

AND

That part of the Southeast Quarter (SE 1/4) of Section Four (4), Township One Hundred Six (106) North, Range Forty-three (43) West, described as follows: Commencing at the southwest corner of the Southeast Quarter (SE1/4) as the point of the beginning; thence East along the South line of the said Southeast Quarter (SE1/4) a distance of 21 rods; thence North parallel to the West line of said Southeast Quarter (SE1/4) a distance of 60 rods; thence West parallel to the South line of said Southeast Quarter (SE1/4) to the West line of said Southeast Quarter (SE1/4); thence South along the West line of said Southeast Quarter (SE1/4) to the point of the beginning and there terminating, Murray County, Minnesota.

Tract 8:

Fee Owner: Randall T. Erdman and Marissa Y. Erdman, husband and wife, as joint tenants

PIN: 04-005-0041

Legal Description:

All that part of the Southeast Quarter of Section Five (5), Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., County of Murray, State of Minnesota, described as follows:

Commencing at the southeast corner of said Southeast Quarter; thence North 00 degrees 00 minutes 00 seconds East, assumed bearing, along the east line of said Southeast Quarter a distance of 648.07 feet to the point of beginning; thence continuing North 00 degrees 00 seconds 00 minutes East, along said east line, a distance of 554.00 feet; thence North 87 degrees 53 minutes 48 seconds West a distance of 551.47 feet; thence South 00 degrees 06 minutes 04 seconds West a distance of 474.29 feet; thence South 78 degrees 39 minutes 52 seconds East a distance of 179.99 feet; thence South 15 degrees 36 minutes 16 seconds West a distance of 61.41 feet; thence South 89 degrees 12 minutes 08 seconds East a distance of 390.33 feet to the point of beginning.

Tract 9:

Fee Owner: Brian L. Gilbertson and Robin R. Gilbertson, as tenants in common, by way of Document Nos. 250227 and 262107

PIN: 04-005-0050

Legal Description:

The Southwest Quarter (SW1/4) of Section Five (5), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota, EXCEPT a tract of land in the Southwest Quarter (SW1/4) of Section Five (5), Township One Hundred Six (106), Range Forty-Three (43), described as follows:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section Five (5), Township One Hundred Six (106), Range Forty-Three (43); thence East along and upon the Southern boundary of said Section Five (5) a distance of 1025 feet to the point of beginning; thence North on a line parallel to the Western boundary of said Section Five (5) a distance of 1025 feet to the point of beginning; thence North on a line parallel to the Western boundary of said Section Five (5) a distance of 1320 feet; thence East along and upon a line parallel to the Southern boundary of said Section Five (5) a distance of 1010 feet; thence South along and upon a line parallel to the Western boundary of said Section Five (5) a distance of 1320 feet; thence West along the Southern boundary of said Section Five (5) a distance of 1010 feet to the point of beginning.

Tract 10:

Fee Owner: Julie B. Moss by way of Document Nos. 230070 and 230071

PIN: 04-005-0051

Legal Description:

A tract of land in the Southwest Quarter of Section 5, Township 106 North, Range 43 West, described as follows: Commencing at the Southwest corner of the Southwest Quarter of Section 5, Township 106, Range 43; thence East along and upon the Southern boundary of said Section 5 a distance of 1,025 feet to the point of beginning; thence North on a line parallel to the western boundary of said Section 5, a distance of 1,320 feet; thence East along and upon a line parallel to the Southern boundary of said Section 5, a distance of 1,010 feet; thence South along and upon a line parallel to the Western boundary of said Section 5, a distance of 1,320 feet; thence East along the Southern boundary of said Section 5, a distance of 1,010 feet to the point of beginning, Murray County, Minnesota.

Tract 11:

Fee Owner: SK&D Farms, LLC

PIN: 04-005-0020

Legal Description:

The Northwest Quarter (NW1/4) of Section 5, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPT the West 80 acres thereof.

Tract 12:

Fee Owner: Douglas G. Fey and Pamula K. Fey, as Trustees of the Douglas G. Fey Revocable Living Trust dated April 14, 2008, an undivided 1⁄2 interest; and Pamula K. Fey and Douglas G. Fey, as Trustees of the Pamula K. Fey Revocable Living Trust dated April 14, 2008, an undivided 1⁄2 interest, by way of Document Nos. 198221 and 231192 (as to Parcel 12a); Douglas G. Fey and Pamula K. Fey, as Trustees of the Douglas G. Fey Revocable Living Trust and Douglas G. Fey and Pamela K. Fey, as Trustees of the Pamula K. Fey Revocable Living Trust (as to Parcel 12b); Douglas G. Fey and Pamula K. Fey, Trustees of the Douglas G. Fey Revocable Living Trust dated April 14, 2008, and any amendments thereto; and Pamula K. Fey and Douglas G. Fey, Trustees of the Pamula K. Fey Revocable Living Trust dated April 14, 2008, and any amendments thereto, by way of Document Nos. 235192 and 238990 (as to Parcel 12c)

PIN: 04-006-0010 (Parcel 12a), 04-006-0012 (Parcel 12b), 04-006-0020 (Parcel 12c)

Legal Description:

Parcel 12a:

The East Half (E1/2) of Section Six (6), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M, and the former railroad right of way of the Chicago, St. Paul, Minneapolis & Omaha Railway Company over and across the East Half (E1/2) of Section Six (6), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M. as described in the deed recorded in Book 83 of Deeds on page 158 subject to easements of record. EXCEPTING the North 660 feet of the West 990 feet of Government Lot Two (2), located in the Northeast Quarter (NE1/4) of Section Six (6), Township One Hundred Six (106), Range Forty-three (43), Murray County, Minnesota.

AND EXCEPTING The East 351.9 feet of the South 524.1 feet of the Southeast Quarter of Section 6, Township 106 North, Range 43 West of the 5th P.M.

AND EXCEPTING That part of the Northeast Quarter of Section 6, Township 106 North, Range 43 West, Murray County, Minnesota, described as follows: Commencing at the Northwest Corner of said Northeast Quarter; thence South 88 degrees 29 minutes 53 seconds East, assumed bearing along the north line thereof, 990.05 feet to the east line of the West 990.00 feet of said Northeast Quarter, and the point of beginning of the tract to be described; thence South 00 degrees 56 minutes 09 seconds West, along said east line, 283.44 feet; thence South 88 degrees 29 minutes 53 seconds East, 311.72 feet; thence North 00 degrees 56 minutes 08 seconds East, 283.44 feet to the north line of said Northeast Quarter; thence North 88 degrees 29 minutes 53 seconds West, along said north line, 311.72 feet to the point of beginning.

Parcel 12b:

The East 351.9 feet of the South 524.1 feet of the Southeast Quarter of Section 6, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Parcel 12c:

The Northwest Quarter (NW1/4) of Section (6), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 13:

Fee Owner: Ken Winsel and Barbara Winsel, husband and wife, as joint tenants

PIN: 04-006-0030

Legal Description:

The Southwest Quarter (SW1/4) of Section Six (6) in Township One Hundred Six (106) North of Range Forty-Three (43) West of the Fifth Principal Meridian, Murray County, Minnesota.

Tract 14:

Fee Owner: Kevin D. Edmundson, Brian N. Edmundson, and Shari S. Edmundson, Trustees of the Edmundson Family Trust dated April 11, 2012, by way of Document Nos. 241402, 241403, and 259861

PIN: 04-007-0020

Legal Description:

The Northeast Quarter (NE1/4) and the East Half of the Southeast Quarter (E1/2 SE1/4) of Section Seven (7), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota

Tract 15:

Fee Owner: Ronald G. Halbersma and Billie I. Halbersma, as equal tenants in common

PIN: 04-007-0040

Legal Description:

The East Half of the West Half of the Southeast Quarter (E1/2 W1/2 SE1/4) of Section Seven (7), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M., Murray County, Minnesota.

Tract 16:

Fee Owner: Ted Stout, by way of Document Nos. 192958, 214796, and 240134

PIN: 04-007-0050

Legal Description:

The West Half of the West Half of the Southeast Quarter (W 1⁄2 W 1⁄2 SE 1⁄4) of Section 7, Township 106 North, Range 43 West of the 5th P.M., AND the Southwest Quarter (SW 1⁄4) of Section 7, Township 106 North, Range 43 West of the 5th P.M., all in Murray County, Minnesota, EXCEPT Part of Government Lot 4 and part of the Southeast Quarter of the Southwest Fractional Quarter of Section 7, Township 106 North, Range 43 West, Murray County, Minnesota, as follows: Commencing at an existing iron monument at the Southwest Corner of the Southwest Fractional Quarter of said Section 7; thence South 88° 49 minutes 54 seconds East, bearing based upon Murray County Coordinate System, along the south line of said Southwest Fractional Quarter, a distance of 1283.0 feet, to the point of beginning; thence continuing South 88° 49 minutes 54 seconds East, along said south line, a distance of 348 feet; thence North 01° 10 minutes 06 seconds East a distance of 474.0 feet; thence North 88° 49 minutes 54 seconds West, parallel with the south line of said Southwest Fractional Quarter, a distance of 348.0 feet; thence South 01° 10 minutes 06 seconds West a distance of 474 feet, to the point of beginning.

Tract 17:

Fee Owner: EPS, L.L.C

PIN: 04-007-0030

Legal Description:

The Northwest Quarter (NW1/4) of Section Seven (7), Township One Hundred Six (106) North, Range Forty-three (43), West of the 5th P.M., Murray County, Minnesota.

Tract 18:

Fee Owner: Faccendiere LLC, a Minnesota limited liability company (Parcel18a), Faccendiere LLC, a Limited Liability Company under the laws of the State of Minnesota, by way of Document Nos. 243697 and 250057 (Parcel 18b) and Document No. 240929 (Parcel 18c)

PIN: 04-007-0051 (Parcel 18a), 04-008-0052 (Parcel 18b), 04-021-0022 (Parcel 18c)

Legal Description:

Parcel 18a:

Part of Government Lot 4 and part of the Southeast Quarter of the Southwest Fractional Quarter of Section 7, Township 106 North, Range 43 West, Murray County, Minnesota, as follows: Commencing at an existing iron monument at the Southwest Corner of the Southwest Fractional Quarter of said Section 7; thence South 88 degrees 49 minutes 54 seconds East, bearing based upon Murray County Coordinate System, along the south line of said Southwest Fractional Quarter, a distance of 1283.0 feet, to the point of beginning; thence continuing South 88 degrees 49 minutes 54 seconds East, along said south line, a distance of 348 feet; thence north 01 degree 10 minutes 06 seconds East a distance of 474.00 feet; thence North 88 degrees 49 minutes 54 seconds West, parallel with the south line of said Southwest Fractional Quarter, a distance of 348.00 feet; thence South 01 degree 10 minutes 06 seconds West a distance of 474 feet, to the point of beginning.

Parcel 18b:

Part of the Southeast Quarter of the Southwest Quarter (SE 1/4 SW 1/4) of Section 8, Township 106 North, Range 43 West in Chanarambie Township, Murray County, Minnesota, described as follows:

Commencing at an existing Iron Monument at the Southeast corner of the Southwest Quarter (SW 1/4) of Section 8; thence South 89° 55 minutes 11 seconds West, bearing based on Murray County Coordinate System, along the South line of said Southwest Quarter (SW 1/4), a distance of 50.23 feet, to the point of beginning; thence continuing South 89° 55 minutes 11 seconds West, along said South line, a distance of 379.38 feet; thence North 00° 04 minutes 49 seconds West a distance of 466.35 feet; thence North 89° 55 minutes 11 seconds East, parallel with the South line of said Southwest Quarter (SW 1/4), a distance of 155.32 feet; thence South 00° 04 minutes 49 seconds East a distance of 180.35 feet; thence North 89° 55 minutes 11 seconds East, parallel with the South line of said Southwest Quarter (SW 1/4), a distance of 224.06 feet; thence South 00° 04 minutes 49 seconds East, a distance of 286.00 feet, to the point of beginning.

Parcel 18c:

The West 540 feet of the South 282 feet of the Northwest Quarter of Section 21, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Tract 19:

Fee Owner: Russell S. Manderscheid and Julie A. Manderscheid, husband and wife, as joint tenants, by way of Document Nos. 212993, 243697, and 250057

PIN: 04-008-0050

Legal Description:

The South Half of the South Half of the Southwest Quarter (S 1⁄2 S 1⁄2 SW 1⁄4) of Section 8, Township 106 North, Range 43 West, Murray County, Minnesota.

EXCEPT

Part of the Southeast Quarter of the Southwest Quarter (SE 1⁄4 SW 1⁄4) of Section 8, Township 106 North, Range 43 West in Chanarambie Township, Murray County, Minnesota, described as follows:

Commencing at an existing Iron Monument at the Southeast corner of the Southwest Quarter (SW 1⁄4) of Section 8; thence South 89° 55 minutes 11 seconds West, bearing based on Murray County Coordinate System, along the South line of said Southwest Quarter (SW 1⁄4), a distance of 50.23 feet, to the point of beginning; thence continuing South 89° 55 minutes 11 seconds West, along said South line, a distance of 379.38 feet; thence North 00° 04 minutes 49 seconds West a distance of 466.35 feet; thence North 89° 55 minutes 11 seconds East, parallel with the South line of said Southwest Quarter (SW 1⁄4), a distance of 155.32 feet; thence South 00 degrees 04 minutes 49 seconds East a distance of 180.35 feet; thence North 89° 55 minutes 11 seconds East, parallel with the South line of said Southwest Quarter (SW 1⁄4) a distance of 224.06 feet; thence South 00 degrees 04 minutes 49 seconds East a distance of 286.00 feet, to the point of beginning.

AND EXCEPT

Part of the Southeast Quarter of the Southwest Quarter (SE 1⁄4 SW 1⁄4) of Section 8, Township 106 North, Range 43 West in Chanarambie Township, Murray County, Minnesota, described as follows:

Commencing at an existing Iron Monument at the Southeast corner of the Southwest Quarter (SW 1⁄4) of Section 8; thence South 89° 55 minutes 11 seconds West, bearing based on Murray County Coordinate System, along the South line of said Southwest Quarter (SW 1⁄4), a distance of 429.61 feet; thence North 00° 04 minutes 49 seconds West a distance of 466.36 feet; thence North 89° 55 minutes 11 seconds East, parallel with the South line of said Southwest Quarter (SW 1⁄4), a distance of 155.32 feet; thence South 00° 04 minutes 49 seconds East a distance of 100.35 feet; thence North 89° 55 minutes 11 seconds East, parallel with the South line of said Southwest Quarter (SW 1⁄4), a distance of 274.29 feet, thence South 00 degrees 04 minutes 49 seconds East a distance of 366.00 feet, to the point of beginning.

Tract 20:

Fee Owner: Howard Masselink and Glenda Masselink, as joint tenants

PIN: 04-008-0020

Legal Description:

The South Half of the Southeast Quarter (S1/2 SE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) lying South of Railway right of way, in Section 8, Township 106 North, Range 43 West, Murray County, Minnesota.

Tract 21:

Fee Owner: Reid VanderSchaaf, Christyn Vos, Jason VanderSchaaf and Jana Timmerman, subject to the life estate of Roger Vander Schaaf and Charlotte Vander Schaaf

PIN: 04-008-0040

Legal Description:

The East Half of the Northeast Quarter (E 1⁄2 NE 1⁄4) of Section Eight (8), Township One Hundred Six North (106N), Range Forty-three (43), West of the 5 P.M., Murray County, Minnesota.

AND

All of the right of way of the Chicago, St. Paul, Minneapolis and Omaha Railway Company as originally located and established over, through and across Section Eight (8), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M., Murray County, Minnesota, as described in that certain deed from the State of Minnesota to said Railway Company, filed for record in the Murray County Register of Deeds Office on August 10, 1885, in Book “D” of Deeds on Page 533, 534 and 535.

AND

All that part of the Northeast Quarter of the Southeast Quarter (NE1/4SE1/4), the Northwest Quarter (NW 1⁄4), the West Half of the Northeast Quarter (W 1⁄2 NE 1⁄4) and the Northwest Quarter of the Southeast Quarter (NW 1⁄4 SE 1⁄4) lying and being North of the railroad right of way in Section Eight (8), Township One Hundred Six North (106N), Range Forty-three (43) West, Murray County, Minnesota.

Tract 22:

Fee Owner: G & H Manderscheid LLP, a limited liability partnership

PIN: 04-008-0010 (Parcel 22a) & 04-008-0051 (Parcel 22b)

Legal Description:

Parcel 22a:

All that part of the Northwest Quarter (NW1/4); the West Half of the Northeast Quarter (W1/2 NE1/4); and the Northwest Quarter of the Southeast Quarter (NW1/4 SE1/4), of Section Eight (8), Township One Hundred Six (106) North, Range Forty-Three (43) West of the 5th P.M., in the County of Murray and State of Minnesota, lying South of the railroad right-of-way of the C. St. P.M. & O R’y Co.

Parcel 22b:

The Southwest Quarter (SW1/4) of Section Eight (8), Township One Hundred Six (106) North, Range Forty-Three (43) West of the 5th P.M., in the County of Murray and State of Minnesota; EXCEPT that portion deeded to Stuart S. and Charlotte L. Schreur on February 2, 1993 in Warranty Deed Document No. 188410, described as follows: The South One Half of the South One Half of the Southwest Quarter (S1/2 S1/2 SW1/4) of Section Eight (8), Township One Hundred Six (106) North, Range Forty-Three (43), West of the 5th P.M., in the County of Murray and State of Minnesota.

Tract 24:

Fee Owner: The Robert L. Scheibel Trust dated December 29, 2016, by way of Document Nos. 222743, 252328, and 254021

PIN: 04-009-0031

Legal Description:

The Southeast Quarter (SE 1⁄4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota, EXCEPTING THEREFROM: Part of the SE 1⁄4 SE 1⁄4 of Section 9, Township 106 North, Range 43 West, Murray County, Minnesota, described as follows:

Beginning at an existing iron monument at the Southeast corner of said Section 9; thence North 89°43’02” West, bearing based on Murray County Coordinate System, along the South line of the Southeast Quarter of said Section 9, a distance of 720.00 feet; thence North 01°00’29” West a distance of 972.37 feet: thence South 89°44’11” East a distance of 735.56 feet, more or less, to the East line of said Southeast Quarter; thence South 00°05’27” East, along the East line of said Southeast Quarter, a distance of 972.40 feet, to the point of beginning.

Tract 25:

Fee Owner: Donald Van Iperen and Mary Van Iperen, husband and wife, as joint tenants (Parcel 25a) Donald Van Iperen and Mary Van Iperen, husband and wife, as joint tenants, by way of Document Nos. 202955 and 203432 (Parcel 25b)

PIN: 04-009-0020 (Parcel 25a) & 04-009-0021 (Parcel 25b)

Legal Description:

Parcel 25a:

The East Half of the Southwest Quarter (SW1/4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Parcel 25b:

The West Half of the Southwest Quarter (W 1/2 SW 1/4) and the West Half of the Northwest Quarter (W 1/2 NW 1/4), all in Section 9, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPT the North 500’ of the West Half of the Northwest Quarter (W 1/2 NW 1/4) of Section 9, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Tract 26:

Fee Owner: Donald Van Iperen and Mary Van Iperen, husband and wife, as joint tenants

PIN: 04-009-0023

Legal Description:

The North Five Hundred (500) feet of the West Half of the Northwest Quarter (W1⁄2 NW1⁄4) of Section Nine (9), Township One Hundred Six North (106N), Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota

Tract 27:

Fee Owner: Jason R. Vander Schaaf

PIN: 04-009-0022

Legal Description:

The East Half of the Northwest Quarter (E 1⁄2 NW 1⁄4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Tract 30:

Fee Owner: Voyl E. Beers and Sandra Beers, as joint tenants, by way of Document Nos. 229370, 260078 and 264522

PIN: 04-015-0031

Legal Description:

That part of the Southeast Quarter (SE 1/4) of Section 15, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, described as follows: Commencing at the northeast corner of the Southeast Quarter (SE 1/4) of Section 15, Township 106N, Range 43W; thence South and parallel to the west boundary of said section a distance of 670 feet to the point of beginning; thence West parallel to the north boundary of said quarter section 610 feet; thence South parallel to the east boundary of said quarter section 610 feet; thence East parallel to the north boundary of said quarter section 610 feet; thence North parallel to the west boundary of said section 610 feet to the point of beginning and there terminating.

Tract 31:

Fee Owner: Leroy Scotting, Trustee of the Leroy Scotting Revocable Trust, dated May 11, 2017, by way of Document Nos. 172239, 174429, 175805, 181248, 182709, 200393, 201661, 220272, and 254002

PIN: 04-015-0030

Legal Description:

The Southeast Quarter (SE1/4) of Section 15, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPT the following described parcel:

Commencing at the Northeast corner of the Southeast Quarter of Section 15-106-43; thence South parallel to the west boundary of said section a distance of 670 feet to the point of beginning; thence West parallel to the north boundary of said quarter section 610 feet; thence South parallel to the east boundary of said quarter section 610 feet; thence East parallel to the north boundary of said quarter section 610 feet; thence North parallel to the west boundary of said section 610 feet to the point of beginning and there terminating.

Tract 32:

Fee Owner: Walter Van Dyk and Valerie Van Dyk, as Trustees of the Walter Van Dyk Trust under Trust Agreement dated September 5, 2013, an undivided one-half (1/2) interest; AND Valerie Van Dyk and Walter Van Dyk, as Trustees of the Valerie Van Dyk Trust under Trust Agreement dated September 5, 2013, an undivided one-half (1/2) interest, by way of Document Nos. 165466, 244995 and 244996

(Parcels 32a, 32c, 32d, 32e and 32f)

Coleen B. Kish Toupin as Trustee of the Colleen B. Kish Toupin Trust under agreement dated August 19, 1999, to a portion; and Walter Van Dyk and Valerie Van Dyk, as Trustees of the Walter Van Dyk Trust under Trust Agreement dated September 5, 2013, an undivided one-half (1/2) interest; AND Valerie Van Dyk and Walter Van Dyk, as Trustees of the Valerie Van Dyk Trust under Trust Agreement dated September 5, 2013, an undivided one-half (1/2) interest, as to a portion, by way of Document Nos. 175720, 175721, 188307, 220583, 229514, 244995, and 244996 (Parcel 32b)

PIN: 04-015-0040 (Parcel 32a); 04-016-0041 (Parcel 32b); 04-016-0010 (Parcel 32c); 04-016-0020 (Parcel 32d); 04-021-0010 (Parcel 32e); 04-021-0012 (Parcel 32f)

Legal Description:

Parcel 32a:

The Southwest Quarter (SW1⁄4) of Section 15, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Parcel 32b:

A tract of Land in Section 16, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, containing 2.73 acres, more or less, described as follows: A tract of land commencing at the Northwest Corner of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16, the point of beginning; thence South a distance of 90 feet, more or less, to a point on the West line of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16; thence East a distance of 1,320 feet, more or less, to a point on the East line of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16 and 90 feet South of the Northeast Corner of Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16; thence North a distance of 90 feet, more or less, to the Northeast Corner of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16; thence West along the North Line of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16, a distance of 1,320 feet, more or less, to the point of beginning.

Parcel 32c:

The Northeast Quarter (NE1/4) and the East One-half of the Southeast Quarter (E1/2 SE1/4) of Section Sixteen (16), Township One Hundred Six North (106N), Range Forty-three West (43W), Chanarambie Township, County of Murray, State of Minnesota, less highway.

Parcel 32d:

The Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4), of Section Sixteen (16), Township One Hundred Six North (106N), Range Forty-three West (43W), Chanarambie Township, County of Murray, State of Minnesota.

Parcel 32e:

The Northeast Quarter (NE1⁄4) of Section 21, Township 106 North, Range 43 West of the fifth Principal Meridian, Murray County, Minnesota, less a tract described as follows: Beginning at an existing iron monument at the Southeast corner of the Northeast Quarter of Section 21, Township 106 North, Range 43 West in Murray County, Minnesota, thence North 00 degrees 00 minutes 09 seconds West bearing based on Murray County Coordinate system, along the East line of said Northeast Quarter, a distance of 122.41 feet, thence South 88 degrees 03 minutes 17 seconds West a distance of 32.04 feet; thence South 84 degrees 39 minutes 21 seconds West a distance of 1,086.29 feet, thence South 00 degrees 00 minutes 22 seconds East a distance of 19.49 feet to a point on the South line of said Northeast Quarter; thence South 89 degrees 57 minutes 57 seconds East, along the South line of said Northeast Quarter, a distance of 1,114.06 feet to the point of beginning.

Parcel 32f:

The East One-Half (1/2) of the Southeast Quarter (1/4) of Section Twenty-one (21), Township 106 North, Range 43 West of the Fifth Principal Meridian, Murray County, Minnesota, LESS a tract described as follows: The North 307 feet of the East Half of the Southeast Quarter of Section 21, Township 106 North, Range 43 West in Murray County, Minnesota, EXCEPT the West 207 feet thereof.

Tract 33:

Fee Owner: Douglas G. Fey and Pamula K. Fey, Trustees, or their successors in trust, under the Douglas G. Fey Revocable Living Trust dated April 14, 2008, by way of Document Nos. 216836, 240389, 252682, 240929 and 266152

PIN: 04-016-0050 (Parcel 33a) & 04-021-0020 (Parcel 33b)

Legal Description:

Parcel 33a:

The West One Half (W 1⁄2) of the Southwest Quarter (SW 1⁄4), Section Sixteen (16), Township One Hundred Six (106) North, Range Forty-Three (43) West, excepting the North One (1) acre thereof, and The South Thirty-Two (32) acres of the East One Half (E 1⁄2) of the Southwest Quarter (SW 1⁄4), Section Sixteen (16), Township One Hundred Six (106) North, Range Forty-Three (43) West, and The South Thirty-Two (32) acres of the West One Half (W 1⁄2) of the Southeast Quarter (SE 1⁄4), Section Sixteen (16), Township One Hundred Six (106) North, Range Forty-Three (43) West.

Parcel 33b:

The Northwest Quarter (NW1/4), Section Twenty-one (21), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota, EXCEPT A tract of land located in the Northwest Quarter (NW1/4) of Section Twenty-one (21), Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., County of Murray, State of Minnesota, described as follows:

Commencing at the Northwest (NW) corner of the Northwest Quarter (NW1/4); thence East along the North line of said Quarter a distance of Seven Hundred Twenty-four (724) feet to the point of beginning; thence South parallel with the West line of said Quarter a distance of One Thousand Two Hundred Thirty-seven (1237) feet; thence East parallel with the North line of said Quarter a distance of Six Hundred Eighty-seven (687) feet; thence North parallel with the West line of said Quarter a distance of One Thousand Two Hundred Thirty-seven (1237) feet to the North line of said Section; thence West along the North line of said Quarter a distance of Six Hundred Eighty-seven (687) feet to the Point of beginning.

ALSO FURTHER EXCEPINTG:

The West 540 feet of the South 282 feet of the Northwest Quarter of Section 21, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Tract 34:

Fee Owner: Coleen B. Kish Toupin as Trustee of the Colleen B. Kish Toupin Trust under agreement dated August 19, 1999, by way of Document Nos. 175720, 175721, 188307, 220583 and 229514

PIN: 04-016-0040

Legal Description:

The Southeast Quarter (SE1/4) of the North West Quarter (NW1/4); the North One Acre (N. 1 acre) of the West One-half (W. 1/2) of the South West Quarter (SW1/4); and the North Forty Eight Acres (N. 48 acres) of the East One-Half (E. 1/2) of the South West Quarter (SW1/4); and the North Forty Eight Acres (N. 48 acres) of the West One-Half (W. 1/2) of the South East Quarter (SE1/4); all in Section Sixteen (16), Township One Hundred Six (106) North, Range Forty Three (43) West, Murray County, Minnesota.

EXCEPT NOT INCLUDING THE FOLLOWING PROPERTY:

A tract of Land in Section 16, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, containing 2.73 acres, more or less, described as follows: A tract of land commencing at the Northwest Corner of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16, the point of beginning; thence South a distance of 90 feet, more or less, to a point on the West line of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16; thence East a distance of 1,320 feet, more or less, to a point on the East line of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16 and 90 feet South of the Northeast Corner of Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16; thence North a distance of 90 feet, more or less, to the Northeast Corner of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16; thence West along the North Line of the Southeast Quarter (SE1⁄4) of the Northwest Quarter (NW1⁄4) of said Section 16, a distance of 1,320 feet, more or less, to the point of beginning.

Tract 35:

Fee Owner: Marlyn D. Bootsma and Kathlene E. Bootsma, as Co-Trustees of Mathy-Swine Trust (Business Trust #41-1729798) (Parcel 35a) Mathy Swine, a Business Trust, Marlyn D. Bootsma and Kathlene E. Bootsma, Trustees a/k/a Marlyn Bootsma and Kathlene Bootsma, Co-Trustees of Mathy Swine Trust #41-1729798 a/k/a Marlyn D. Bootsma and Kathlene E. Bootsma, as Trustees of Mathy- Swine, a Business Trust under the laws of the State of Minnesota, by way of Document Nos. 194220, 194401, 194402, and 205895 (Parcel 35b) Marlyn Bootsma and Kathlene Bootsma, as Trustees of the Mathy Swine Trust, a Minnesota Business Trust formed pursuant to Chapter 318 of the Minnesota Corporation Code, by way of Document Nos. 188076 and 215437 NOTE: Affidavit of Identity dated September 3, 2009, filed December 14, 2009, as Document No. 236976. (Parcel 35c)

PIN: 04-017-0020 (Parcel 35a) 4-019-0020 (Parcel 35b) & 04-019-0041 (Parcel 35c)

Legal Description:

Parcel 35a:

The West Half of the Northeast Quarter (W1/2NE1/4) of Section Seventeen (17), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota,

AND

The Northwest Quarter (NW1/4) of Section Seventeen (17), Township One Hundred Six (106), Range Forty-three (43), Murray County, Minnesota, EXCEPT THE FOLLOWING: Part of the Northwest Quarter (NW1/4) of Section 17, Township 106, Range 43 in Chanarambie Township, Murray County, Minnesota, described as follows: Beginning at an existing iron monument at the Northwest corner of said Section 17; thence South 00 degrees 06 minutes 56 seconds East, bearing based on Murray County Coordinate System, along the West line of the NW1/4 of said Section 17, and along the centerline of the Township Road, as exists, a distance of 949.25 feet; thence North 89 degrees 58 minutes 56 seconds East a distance of 292.70 feet; thence South 36 degrees 18 minutes 12 seconds East a distance of 94.99 feet; thence South 26 degrees 30 minutes 19 seconds East a distance of 151.85 feet; thence South 16 degrees 12 minutes 25 seconds East a distance of 130.80 feet; thence South 06 degrees 58 minutes 36 seconds East a distance of 221.24 feet; thence South 38 degrees 39 minutes 24 seconds East a distance of 220.35 feet; thence South 34 degrees 29 minutes 04 seconds East a distance of 145.52 feet; thence South 01 degrees 08 minutes 19 seconds East a distance of 842.00 feet, to a point on the South line of said NW1/4; thence South 89 degrees 53 minutes 54 seconds East, along the South line of said NW1/4, a distance of 731.87 feet; thence North 12 degrees 03 minutes 28 seconds East a distance of 158.98 feet; thence North 03 degrees 35 minutes 00 seconds West a distance of 79.28 feet; thence North 12 degrees 46 minutes 27 seconds West a distance of 51.21 feet; thence North 19 degrees 35 minutes 26 seconds West a distance of 168.84 feet; thence North 10 degrees 45 minutes 51 seconds West a distance of 418.73 feet; thence North 37 degrees 47 minutes 38 seconds West a distance of 328.15 feet; thence North 06 degrees 22 minutes 21 seconds West a distance of 970.27 feet; thence North 87 degrees 28 minutes 51 seconds East a distance of 423.22 feet; thence North 51 degrees 11 minutes 06 seconds East a distance of 84.26 feet; thence North 89 degrees 39 minutes 33 seconds East a distance of 575.17 feet; thence North 01 degree 53 minutes 04 seconds West a distance of 491.66 feet, to a point on the North line of the NW1/4 of said Section 17; thence South 89 degrees 55 minutes 12 seconds West, along the North line of the NW1/4 of said Section 17, a distance of 2017.67 feet, to the point of beginning.

Parcel 35b:

The South Half of the Northeast Quarter (S1/2 NE1/4) and Lot One (1) of the North Half of the Northeast Quarter (N1/2 NE1/4), Section Nineteen (19), Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Parcel 35c:

The East 627 feet of the South 714 feet of the Southeast Quarter of the Southeast Quarter (SE1/4SE1/4) of Section Nineteen (19), Township One Hundred Six North (106N), Range Forty-three (43), West of the 5th P.M, Murray County, Minnesota.

Tract 36:

Fee Owner: Marlene Bowen and Vickie Stepanek, as tenants in common

PIN: 04-018-0030

Legal Description:

The Southeast Quarter (SE1/4) of Section Eighteen (18), Township One Hundred Six (106) North, of Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Tract 37:

Fee Owner: Thomas J. Pierson, as a Trustee of the Raymond W. Pierson Disclaimer Trust as created under the Last Will and Testament of Raymond W. Pierson and the First Codicil thereto hereafter called the Raymond W. Pierson Disclaimer Trust, by way of Document Nos. 264119, 264296, 264297 and 265638.

PIN: 04-018-0020

Legal Description:

The Northwest Quarter (NW1/4) of Section 18, Township 106 North, Range 43 West, Murray County, Minnesota.

Tract 38:

Fee Owner: James G. Sluis and Anna J. Sluis, as Trustees of the Sluis Family Revocable Living Trust

PIN: 04-018-0010

Legal Description:

The Northeast Quarter (NE1/4) of Section Eighteen (18), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota

Tract 39:

Fee Owner: Winter Investment Properties L.L.C., a limited liability company under the laws of Minnesota

PIN: 04-018-0040 (Parcel 39a) & 04-019-0030 (Parcel 39b)

Legal Description:

Parcel 39a:

The Southwest Quarter (SW1/4) of Section Eighteen (18), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota; EXCEPT the West 610 feet of the South 1686 feet thereof; AND EXCEPT All that part of the Northwest Quarter of the Southwest Quarter of Section 18, Township 106 North, Range 43 West, Murray County, Minnesota, being more particularly described as follows:

Beginning at the northwest corner of said Southwest Quarter; thence South 00 degrees 02 minutes 13 seconds East, bearing based on Murray County Coordinate System, along the west line of said Southwest Quarter, a distance of 958.08 feet, to the northwest corner of the south 1686 feet, of said Southwest Quarter; thence South 87 degrees 52 minutes 09 seconds East, along the north line of said south 1686 feet, a distance of 610.44 feet, to the northeast corner of the south 1686 feet of the west 610 feet of said Southwest Quarter; thence North 00 degrees 22 minutes 36 seconds East a distance of 217.93 feet; thence South 89 degrees 48 minutes 39 seconds East a distance of 502.90 feet; thence South 01 degrees 03 minutes 41 seconds East a distance of 145.37 feet; thence North 89 degrees 45 minutes 51 seconds East a distance of 510.70 feet; thence North 44 degrees 26 minutes 27 seconds East a distance of 165.82 feet; thence North 00 degrees 05 minutes 05 seconds West a distance of 187.85 feet; thence North 87 degrees 09 minutes 55 seconds West a distance of 433.93 feet; thence North 49 degrees 56 minutes 00 seconds West a distance of 231.11 feet; thence North 86 degrees 30 minutes 03 seconds West a distance of 259.50 feet; thence North 42 degrees 35 minutes 22 seconds West a distance of 192.36 feet; thence North 00 degrees 41 minutes 31 seconds East a distance of 259.00 feet, to a point on the north line of said Southwest Quarter; thence North 88 degrees 51 minutes 43 seconds West, along said north line, a distance of 748.00 feet, to the point of beginning.

Parcel 39b:

The North Half of the Northwest Quarter (N1/2NW1/4) of Section Nineteen (19), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota, EXCEPT for the part described as follows:

That part of the N1/2 of NW1/4 of Section 19, Township 106, Range 43, Murray County, Minnesota, more particularly described as follows:

Beginning at the Northwest corner of the NW1/4 of Section 19, Township 106, Range 43; thence East 520 feet along the North section line; thence South 450 feet on a line parallel to the West section line; thence West 520 feet on a line parallel with the North section line; thence North 450 feet along the West section line, to the point of beginning and there terminating.

Tract 40:

Fee Owner: Brenda Heard a/k/a Brenda S. Heard, by way of Document Nos. 183708 and 236334

PIN: 04-019-0031

Legal Description:

The South Half of the Northwest Quarter (S1⁄2 NW1⁄4) of Section Nineteen (19), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 41:

Fee Owner: Jason Wentzel, by way of Document Nos. 192015, 202898, 203731, and 221884

PIN: 04-021-0011, 04-021-0013, 04-022-0031, 04-022-0032

Legal Description:

A tract of land located in Section 22, T106N, R43W of the 5th P.M. and in Section 21, T106N, R43W of the 5th P.M., Murray County, Minnesota, described as follows:

Commencing at the Northwest corner of said Section 22, thence East on the North line of said Section 22 to a point 66 feet West of the Northeast corner of the W1/2 NW1/4 of said Section 22, which point is the point of beginning; thence South parallel with the West line of said Section 22 a distance of 1,723 feet; thence West parallel with the North line of said Section 22 a distance of 552 feet; thence South parallel with the West line of said Section 22 a distance of 779 feet; thence Northwesterly a distance of 774 feet to a point that is on a line which line is 2527 feet South of the North line of said Section 21; thence Southwesterly a distance of 1,287 feet more or less to the Southeast corner of the SW1/4 NE1/4 of said Section 21; thence South on the West line of the NE1/4 SE1/4 of said Section 21 a distance of 307 feet; thence East parallel with the North line of said Section 21 to the West line of said Section 22; thence South on the West line of said Section 22 to the Southwest corner of said Section 22; thence East on the South line of said Section 22 to the southeast corner of the SW1/4 of said Section 22; thence North on the East line of the SW1/4 of said Section 22 to the Northeast corner of the SW1/4 of said Section 22; thence East on the South line of the NE1/4 of said Section 22 to the Southeast corner of the SW1/4 NE1/4 of said Section 22; thence North on the East line of the SW1/4 NE1/4 of said Section 22 to a point that is 1,009 feet South of the Northeast corner of the SW1/4 NE1/4 of said Section 22; thence West to a point that is 2,331 feet South and 515 feet East of the point of beginning; thence North parallel with the West line of said Section 22 a distance of 608 feet; thence West parallel with NW1/4 of said Section 22; thence North on the East line of the W1/2 NW1/4 of said Section 22 a distance of 1,723 feet to the North line of said Section 22; thence West on the North line of said Section 22 a distance of 66 feet to the point of beginning.

Subject to a permanent 66 foot wide non-exclusive easement for ingress to and egress from a tract of land lying to the East of the parcel described above, said easement being described as follows: Commencing at the Northwest corner of Section 22, T106N, R43W of the 5th P.M.; thence East on the North line of said Section 22, to a point 66 feet West of the Northeast corner of the W1/2 NW1/4 of said Section 22, which point is the point of beginning; thence South parallel with the West line of said Section 22 a distance of 1,723 feet; thence East a distance of 66 feet to the East line of the W 1/2 NW1/4 of said Section 22; thence North on the East line of the W1/2 NW 1/4 of said Section 22 a distance of 1,723 feet to the North line of said Section 22; thence West on the North line of said Section 22 a distance of 66 feet to the point of beginning.

EXCEPT THE FOLLOWING DESCRIBED TRACT OF LAND:

That part of the NE1/4 SE1/4 and the SE1/4 NE1/4 of Section 21, T106N, R43W described as follows:

Commencing at the Northwest corner of the NE1/4 SE1/4 of Section 21, T 106N, R43W as a point of beginning; thence South on the West boundary of said NE1/4 SE1/4 a distance of 307 feet; thence East and parallel to the North boundary of said NE1/4 SE1/4 a distance of 207 feet; thence North and parallel to the West boundary of the NE1/4 SE1/4 a distance of 332 feet; thence Southwesterly 209 feet, more or less, to the point of beginning and there terminating.

AND

A tract of land located in Sec. 22, T106N, R43W of the 5th P.M., Murray County, Minnesota, described as follows: Commencing at the Northeast corner of the W1/2 NW1/4 of said Sec. 22, thence South on the East line of the W1/2NW1/4 of said Section 22 a distance of 1,331 feet to actual point of beginning; thence East parallel with the North line of said Section 22 to the Northeast corner of the SW1/4 NE1/4 of said Section 22; thence South on the East line of the SW1/4 NE1/4 of said Section 22 a distance of 1,009 feet; thence West to a point that is 1,000 feet South and 449 feet East of the actual point of beginning; thence North parallel with the West line of said Section 22 a distance of 608 feet; thence West parallel with the North line of said Section 22 a distance of 449 feet to the East line of W1/2 NW1/4 of said Section 22; thence North on the East line of the W1/2 NW1/4 of said Section 22, a distance of 392 feet to actual point of beginning.

Together with a permanent 66 foot wide non-exclusive easement for ingress to and egress from the above described parcel of real property, said easement being described as follows: Commencing at the Northwest corner of Section 22, T106N, R43W of the 5th P.M.; thence East on the North line of said Section 22, to a point 66 feet West of the Northeast corner of the W1/2 NW1/4 of said Section 22, which point is the point of beginning; thence South parallel with the West line of said Section 22, a distance of 1,723 feet; thence East a distance of 66 feet to the East line of the W1/2NW1/4 of said Section 22; thence North on the East line of the W1/2 NW1/4 of said Section 22 a distance of 1,723 feet to the North line of said Section 22; thence West on the North line of said Section 22 a distance of 66 feet to the point of beginning.

Tract 42:

Fee Owner: Walter Van Dyk and Valerie Van Dyk, as Trustees of the Walter Van Dyk Trust under Trust Agreement dated September 5, 2013, an undivided one-half (1/2) interest, and Valerie Van Dyk and Walter Van Dyk, as Trustees of the Valerie Van Dyk Trust under Trust Agreement dated September 5, 2013, an undivided one-half (1/2) interest, by way of Document Nos. 174075, 179557, 221884, 244995, and 244996

PIN: 04-022-0030

Legal Description:

A tract of land located in Section 22, Township 106 North, Range 43 West of the 5th P.M., described as follows: Commencing at the Northwest corner of said Section 22; thence East on the North line of said Section 22 to a point 66 feet West of the Northeast corner of the W1/2NW1/4 of said Section 22, which point is the point of beginning; thence South parallel with the West line of said Section 22 a distance of 1,723 feet; thence West parallel with the North line of said Section 22 a distance of 552 feet; thence South parallel with the West line of said Section 22 a distance of 779 feet; thence Northwesterly a distance of 774 feet to a point that is on a line which line is 2,527 feet South of the North line of said Section 22; thence North parallel with the West line of said Section 22 a distance of 2,527 feet to the North line of said Section 22; thence East parallel with the North line of said Section 22 to the point of beginning and there terminating.

Tract 43:

Fee Owner: Kenneth D. Vogel and Irene Vogel, as joint tenants, by way of Document Nos. 179209, 180286, 182347, 182348, 196815, 196816, and 196817

PIN: 04-027-0020

Legal Description:

The South Half of the Northeast Quarter (S1/2 NE1/4) of Section 27, Township 106N, Range 43W, Murray County, Minnesota.

Tract 44:

Fee Owner: Gene Stoel and Kathleen M. Stoel, Trustees of the GAS Living Trust dated September 3, 2013, an undivided 1⁄2 interest; and Kathleen M. Stoel and Gene Stoel, Trustees of the KMS Living Trust dated September 3, 2013, an undivided 1⁄2 interest, by way of Document Nos. 233821 and 244936

PIN: 04-027-0010

Legal Description:

The North Half of the Northeast Quarter (N1/2 NE1/4) of Section Twenty-seven (27), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 45:

Fee Owner: Jan M. Vlieger and Mary K. Vlieger, husband and wife, as tenants in common, by way of Document Nos. 213638, 231801 and 266046

PIN: 04-028-0012

Legal Description:

That part of the North Half of the Northeast Quarter (N1/2 NE1/4) of Section 28, Township 106 North, Range 43 West in Chanarambie Township, Murray County, Minnesota, described as follows: Beginning at an iron monument at the Northeast corner of said Northeast Quarter (NE1/4); thence South 00° 21 minutes 47 seconds East, bearings based on Murray County Coordinate System, along the East line of said Northeast Quarter (NE1/4) a distance of 720.85 feet; thence South 75° 56 minutes 45 seconds West a distance of 373.54 feet; thence North 05° 14 minutes 07 seconds West a distance of 629.46 feet; thence North 89° 52 minutes 47 seconds West a distance of 869.42 feet; thence South 76° 19 minutes 12 seconds West a distance of 1396.30 feet, to a point on the West line of said Northeast Quarter (NE1/4); thence North 00° 02 minutes 57 seconds West, along the West line of said Northeast Quarter (NE1/4), a distance of 517.56 feet to an iron monument at the Northwest corner of said Northeast Quarter (NE1/4); thence South 89° 53 minutes 49 seconds East along the North line of said Northeast Quarter (NE1/4), a distance of 2641.78 feet to the point of beginning.

Tract 46:

Fee Owner: Vlieger Family LLP, a Limited Liability Partnership under the laws of the State of Minnesota

PIN: 04-028-0010 (Parcel 46a) & 04-028-0011 (Parcel 46b)

Legal Description:

Parcel 46a:

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section 28, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPT That part of the following described parcel which lies in the West Half of the Northeast Quarter (W1/2 NE1/4) of Section 28, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, which is described as follows:

That part of the North Half of the Northeast Quarter (N1/2 NE1/4) of Section 28, Township 106 North, Range 43 West in Chanarambie Township, Murray County, Minnesota, described as follows: Beginning at an iron monument at the Northeast corner of said Northeast Quarter (NE1/4); thence South 00° 21 minutes 47 seconds East, bearings based on Murray County Coordinate System, along the East line of said Northeast Quarter (NE1/4) a distance of 720.85 feet; thence

South 75° 56 minutes 45 seconds West a distance of 373.54 feet; thence North 05° 14 minutes 07 seconds West a distance of 629.46 feet; thence North 89° 52 minutes 47 seconds West a distance of 869.42 feet; thence South 76° 19 minutes 12 seconds West a distance of 1396.30 feet, to a point on the West line of said Northeast Quarter (NE1/4); thence North 00° 02 minutes 57 seconds West, along the West line of said Northeast Quarter (NE1/4), a distance of 517.56 feet to an iron monument at the Northwest corner of said Northeast Quarter (NE1/4); thence South 89° 53 minutes 49 seconds East along the North line of said Northeast Quarter (NE1/4), a distance of 2641.78 feet to the point of beginning.

Parcel 46b:

The East Half of the Northeast Quarter (E1/2 NE1/4) of Section 28, Township 106 North, Range 43 West of the 5th P.M. Murray County, Minnesota, EXCEPT That part of the following described parcel which lies in the West Half of the Northeast Quarter (W1/2 NE1/4) of Section 28, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, which is described as follows:

That part of the North Half of the Northeast Quarter (N1/2 NE1/4) of Section 28, Township 106 North, Range 43 West in Chanarambie Township, Murray County, Minnesota, described as follows: Beginning at an iron monument at the Northeast corner of said Northeast Quarter (NE1/4); thence South 00° 21 minutes 47 seconds East, bearings based on Murray County Coordinate System, along the East line of said Northeast Quarter (NE1/4) a distance of 720.85 feet; thence South 75° 56 minutes 45 seconds West a distance of 373.54 feet; thence North 05° 14 minutes 07 seconds West a distance of 629.46 feet; thence North 89° 52 minutes 47 seconds West a distance of 869.42 feet; thence South 76° 19 minutes 12 seconds West a distance of 1396.30 feet, to a point on the West line of said Northeast Quarter (NE1/4); thence North 00° 02 minutes 57 seconds West, along the West line of said Northeast Quarter (NE1/4), a distance of 517.56 feet to an iron monument at the Northwest corner of said Northeast Quarter (NE1/4); thence South 89° 53 minutes 49 seconds East along the North line of said Northeast Quarter (NE1/4), a distance of 2641.78 feet to the point of beginning.

Tract 48:

Fee Owner: Ronald R. Vortherms and Jane M. Vortherms, husband and wife, as joint tenants, by way of Document Nos. 237349 and 241024 179421, 199116, 190968

PIN: 03-026-0032 (Parcel 48a) & 03-026-0030 (Parcel 48b)

Legal Description:

Parcel 48a:

A tract of land in the Southeast Quarter (SE1/4) of Section 26, Township 107 North, Range 43 West, Commencing from a point 1754.25 ft. west from the Southeast corner of Section 26, Township 107, Range 43, along the south section line; thence 55 feet north to said point of beginning, Commencing from this point 393.37 ft. west; thence 140 ft. north; thence 393.37 ft. east; thence 140 ft. South to the point of beginning.

Parcel 48b:

The South Half (S1⁄2) of Section 26, Township 107 North, Range 43, West of the 5th P.M., Murray County, Minnesota, EXCEPT that part thereof described as follows:

Commencing at the Southeast corner of the South Half (S1/2) of Section 26, Township 107, Range 43; thence in a Westerly direction along the South section line of said South Half (S1/2) of Section 26, Township 107, Range 43, South 89° 47 minutes West (assumed bearing), a distance of 1121.25 feet; thence North 01°57 minutes West, a distance of 663.96 feet; thence North 87°19 minutes

West, a distance of 612.94 feet; thence South 00°06 minutes East, a distance of 638.64 feet; thence South 89°50 minutes West, a distance of 393.37 feet; thence North 02°05 minutes East, a distance of 115.10 feet; thence North 68°19 minutes West, a distance of 664.51 feet; thence North 00°54 minutes West, a distance of 896.91 feet; thence South 83°30 minutes West, a distance of 125.16 feet; thence North 23° 17 minutes West, a distance of 490.78 feet; thence North 33°21 minutes East, a distance of 245.63 feet; thence North 13°16 minutes East, a distance of 234.36 feet; thence North 02°27 minutes West, a distance of 234.36 feet; thence North 02°27minutes West, a distance of 458.73 feet to the East-West quarter section line; thence North 89°44 minutes East, along the East-West quarter section line a distance of 2926.35 feet to the East quarter corner; thence South 00°00 minutes West, along the section line a distance of 2650.10 feet to the point of beginning AND EXCEPT, a tract of land in the Southeast Quarter (SE1/4) of Section 26, Township 107 North, Range 43 West, described as follows: Commencing from a point 1754.25 ft. west from the Southeast corner of Section 26, Township 107, Range 43, along the south section line; thence 55 feet north to said point of beginning. Commencing from this point 393.37 ft. west; thence 140 ft. north; thence 393.37 ft. east; thence 140 ft. South to the point of beginning.

Tract 52:

Fee Owner: Gary Wayne Ness, by way of Document Nos. 183375, 224265, 238660, and 238791

Pin: 03-029-0031

Legal Description:

That portion of the South Half (S 1/2) of Section Twenty-Nine (29), Township One Hundred Seven (107) North, Range Forty-Three (43) West, Murray County, Minnesota, described as follows:

Commencing at a point 208 feet 8 inches East of the Southwest corner of the Southeast Quarter (SE 114) of Section Twenty-Nine (29), Township One Hundred Seven (107) North, Range Forty-Three (43) West thence North and parallel with the East boundary of said quarter 958 feet 8 inches; thence West and parallel to the South boundary of said quarter 700 feet; thence South and parallel with the East boundary of said quarter 958 feet 8 inches to the South boundary of said section; thence East on the South boundary of said section 700 feet to the point of beginning and there terminating, EXCEPT one (1) square acre in the Southwest corner of said Southeast Quarter (SE1/4).

Tract 53:

Fee Owner: Cameron Township, a municipal corporation, under the laws of the State of Minnesota

(Parcel 53a), The Supervisors of the Township of Cameron, Murray Co., Minn (Parcel 53b).

Pin: 03-029-0040 (Parcel 53a) & 03-029-0041(Parcel 53b)

Legal Description:

Parcel 53a:

One acre square in the Southwest corner of the Southeast Quarter of Section Twenty-nine (29), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota.

Parcel 53b:

A tract of land in the West Half (W1/2) of the Northwest Quarter (NW1/4), Section 29, Township 107 North, Range 43 West of the 5th P.M., Murray County, Minnesota, described as follows:

Commencing at a point 990 feet south of the Northwest corner of said quarter section; thence East 214.5 feet; thence South 25° east 350 feet; thence South 4° west 1,340 feet, more or less, to the south line of said quarter section; thence West 277 feet, more or less, on the South line of said Quarter section to the southwest corner thereof; thence North along the west section line of said Section 29, to the point of beginning.

Tract 54:

Fee Owner: Gary L. Boeve and Gail Boeve, as Trustee(s) of the Gary L. Boeve Revocable Living Trust dated October 4, 2007, an undivided 1/2 interest; and Gail Boeve and Gary L. Boeve as Trustee(s) of the Gail Boeve Revocable Living Trust dated October 5, 2007, an undivided 1/2 interest, by way of Document Nos. 192046, 202967, 203226, 221490, and 229596

Pin: 03-030-0041 & 03-030-0042

Legal Description:

The South Half of the Southwest Quarter (S1/2 SW1/4) of Section 30 in Township 107 North, of Range 43 West of the Fifth P.M., EXCEPTING a tract of land in the Southwest Quarter (SW1/4) of Section Thirty (30) in Township One Hundred Seven (107) North of Range Forty-three (43) West of the 5th P.M in Murray County, Minnesota, described as follows: Beginning at the southwest corner of said Southwest Quarter (SW1/4), thence East along the south line of said Quarter a distance of 1,496 feet to the point of beginning; thence at a right angle in a northerly direction a distance of 595 feet; thence at a right angle in an easterly direction a distance of 470 feet; thence at a right angle in a southerly direction a distance of 595 feet; thence at a right angle in a westerly direction a distance of 470 feet to the point of beginning.

Tract 55:

Fee Owner: Jeffrey Jay Fikse

Pin: 03-030-0030

Legal Description:

The Southeast Quarter (SE1/4) of Section Thirty (30), Township One Hundred Seven (107) North, Range Forty-three (43), West of the 5th P.M., EXCEPTING THEREFROM the following described property:

Commencing at the Southwest corner of said Southeast Quarter (SE1/4); thence in an Easterly direction along the South line of said Southeast Quarter (SE1/4) a distance of Three Hundred Thirty-Two and One- Half (332.5) feet to the point of beginning; thence in a Northerly direction parallel to the West line of said Southeast Quarter (SE1/4) a distance of Six Hundred Thirty-eight (638) feet; thence in an Easterly direction parallel to the South line of said Southeast Quarter (SE1/4) a distance of Four Hundred Sixty-three (463) feet; thence in a Southerly direction parallel to the West line of said Southeast Quarter (SE1/4) a distance of Six Hundred Thirty-eight (638) feet; thence in a Westerly direction along the South line of said Southeast Quarter (SE1/4) a distance of Four Hundred Sixty-three (463) feet to the point of beginning AND EXCEPTING THEREFROM the North Seventy-Six and Sixty-One One Hundredths (76.61) acres thereof.

Tract 56:

Fee Owner: Wilma J. Grootwassink, as Trustee of the Wilma J. Grootwassink Revocable Living Trust U/A dated December 4, 2004

PIN: 03-030-0031

Legal Description:

The North Seventy-Six and Sixty-One Hundredths (76.61) acres of the Southeast Quarter (SE1/4) of Section Thirty (30), Township One Hundred Seven (107) North, Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Tract 57:

Fee Owner: Wilma J. Grootwassink Trustee of the Wilma J. Grootwassink Revocable Trust U/A dated December 3, 2004

PIN: 03-030-0040

Legal Description:

The North Half of the Southwest Quarter (N1/2 SW1/4) of Section 30, Township 107 North, Range 43 West, Murray County, Minnesota.

Tract 58:

Fee Owner: Kelly J. Kontz and Valerie Kontz, husband and wife, as Joint Tenants

PIN: 03-030-0043

Legal Description:

A tract of land in the Southwest Quarter (SW 1/4) of Section Thirty (30), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota, described as follows:

Beginning at the southwest corner of said SW 1/4, east along the south line of said Quarter, thence a distance of 1,496 feet to the point of beginning; thence at a right angle in a northerly direction a distance of 595 feet; thence at a right angle in an easterly direction a distance of 470 feet; thence at a right angle in a southerly direction a distance of 595 feet; thence at a right angle in a westerly direction a distance of 470 feet to the point of beginning.

Tract 59:

Fee Owner: Michael T. Kontz and Kristi L. Kontz, as joint tenants

PIN: 03-030-0032

Legal Description:

A tract of land located in the Southeast Quarter (SE1/4) of Section Thirty (30), Township One Hundred Seven (107) North, Range Forty-Three (43)West of the 5th P.M., described as follows: Commencing at the Southwest corner of said Southeast Quarter (SE1/4), thence in an Easterly direction along the South line of said Southeast Quarter (SE1/4) a distance of Three Hundred Thirty-Two and One-Half (332.5) feet to the point of beginning; thence in a Northerly direction parallel to the West line of said Southeast Quarter (SE1/4) a distance of Six Hundred Thirty-Eight (638) feet; thence in an Easterly direction parallel to the South line of said Southeast Quarter (SE1/4) a distance of Four Hundred Sixty-Three (463) feet; thence in a Southerly direction parallel to the West line of said Southeast Quarter (SE1/4) a distance of Six Hundred Thirty-Eight (638) feet; thence in a Westerly direction along the South line of said Southeast Quarter (SE1/4) a distance of Four Hundred Sixty-Three (463) feet to the point of beginning, Murray County, Minnesota.

Tract 60:

Fee Owner: Michael V. Reese and Cynthia M. Reese as Trustee(s) of the Michael V. Reese Revocable Living Trust dated February 15, 2008, an undivided one-half (1/2) interest; and Cynthia M. Reese and Michael V. Reese, as Trustee(s) of the Cynthia M. Reese Revocable Living Trust dated February 15, 2008, an undivided one-half (1/2) interest, by way of Document Nos.(Parcel 60a) Michael V. Reese and Cynthia M. Reese as Trustee(s) of the Michael V. Reese Revocable Living Trust dated February 15, 2008, an undivided one-half (1/2) interest; and Cynthia M. Reese and Michael V. Reese, as Trustee(s) of the Cynthia M. Reese Revocable Living Trust dated February 15, 2008, an undivided one-half (1/2) interest, by way of Document Nos. 209559,214071, 230561, 235080, 245781, 247875, and 255285 (Parcel 60b)

PIN: 03-030-0010 (Parcel 60a) & 03-030-0020 (Parcel 60b)

Legal Description:

Parcel 60a:

The Northeast Quarter (NE1/4) of Section Thirty (30), Township One Hundred Seven (107) North, Range Forty-Three (43), West of the 5th P.M., Murray County, Minnesota.

Parcel 60b:

The Northwest Quarter (NW1/4) of Section Thirty (30), Township One Hundred Seven (107) North, Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota

Tract 61:

Fee Owner: Frances Berreau and Frederic H. Berreau, as Trustee(s) of the Frances Berreau Revocable Living Trust dated September 13, 2006, an undivided one-half interest, and Frances Berreau, Debra Larsen, Dana Berreau and Michelle Scholtz, as Trustees, or their successors in trust, under the Frederic H. Berreau Family Trust dated December 8, 2020, an undivided one-half interest, by way of Document Nos. 226693, 249212 and 263456

PIN: 03-031-0020

Legal Description:

The West Half (W1/2) of Section Thirty-One (31), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 62:

Fee Owner: Duane S. Ferguson

PIN: 03-031-0013

Legal Description:

A tract of land in the West Half of the Northeast Quarter (W1/2NE1/4) of Section Thirty-one (31), Township One Hundred Seven (107) North, Range Forty-three (43) West of the Fifth P.M., County of Murray, State of Minnesota, described as follows, to wit: Beginning at a point on the North line of said Northeast Quarter (NE1/4) 727 feet East of the Northwest corner of said Northeast Quarter (NE1/4); thence South on a line parallel with the West line of said Northeast Quarter (NE1/4) 748 feet to a point; thence West on a line parallel with the North line of said Northeast Quarter (NE1/4) 245 feet to a point; thence South on a line parallel with the West line of said Northeast Quarter (NE1/4) 823 feet to a point; thence East on a line parallel with the North line of said Northeast Quarter (NE1/4) 440 feet to a point; thence North on a line parallel with the West line of said Northeast Quarter (NE1/4) 823 feet to a point; thence West on a line parallel with the North line of said Northeast Quarter (NE1/4) 155 feet to a point; thence North on a line parallel with the West line of said Northeast Quarter (NE1/4) 748 feet to a point on the North line of said Northeast Quarter (NE1/4); thence West along the North line of said Northeast Quarter (NE1/4) 40 feet to the point of beginning.

Tract 63:

Fee Owner: Robert J. Ford and Angela M. Ford, as trustees of the Robert J. Ford Revocable Living Trust dated January 30, 2013

PIN: 03-031-0012

Legal Description:

The East Half of the Northeast Quarter (E1/2 NE1/4) of Section 31, Township 107 North, Range 43 West, Murray County, Minnesota.

Tract 64:

Fee Owner: Thomas L. Seitz, Trustee of the Thomas L. Seitz Trust dated July 11, 2014, by way of Document Nos. 236222 and 246928

PIN: 03-031-0010

Legal Description:

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section 31, Township 107 North, Range 43 West of the Fifth P.M., Murray County, Minnesota, EXCEPT a tract of land descried as follows, to-wit:

Beginning at a point on the North line of said Northeast Quarter (NE1/4) 727 feet east of the Northwest corner of said Northeast Quarter (NE1/4); thence south on a line parallel with the West line of said Northeast Quarter (NE1/4) 748 feet to a point; thence west on a line parallel with the North line of said Northeast Quarter (NE1/4) 245 feet to a point; thence south on a line parallel with the West line of said Northeast Quarter (NE1/4) 823 feet to a point; thence east on a line parallel with the North line of said Northeast Quarter (NE1/4) 440 feet to a point; thence north on a line parallel with the West line of said Northeast Quarter (NE1/4) 823 feet to a point; thence west on a line parallel with the North line of said Northeast Quarter (NE1/4) 155 feet to a point; thence north on a line parallel with the West line of said Northeast Quarter (NE1/4) 748 feet to a point on the North lien of said Northeast Quarter (NE1/4); thence west along the North line of said Northeast Quarter (NE1/4) 40 feet to the point of beginning.

Tract 65:

Fee Owner: Marlyn D. Bootsma and Kathlene E. Bootsma, as Co-Trustees of the Mathy-Swine Trust

PIN: 03-031-0011

Legal Description:

The Southeast Quarter (SE1/4) of Section Thirty-One (31), Township One Hundred Seven (107) North, Range Forty-Three (43) West, Murray County, Minnesota.

EXCEPT:

That part of the Southeast Quarter of Section 31, Township 107 North, Range 43 West of the 5th Principal Meridian, Murray County, Minnesota, described as follows:

Commencing at the South Quarter corner of said Section 31; thence South 88 degrees 29 minutes 52 seconds East on the south line of said Southeast Quarter of Section 31, a distance of 270.00 feet to the point of beginning; thence continuing South 88 degrees 29 minutes 52 seconds East on said south line, a distance of 300.00 feet to the East line of the West 570.00 feet of the Southeast Quarter, thence North 1 degree 28 minutes 49 seconds East on said east line, a distance of 300.00 feet to the north line of the South 300.00 feet of the Southeast Quarter; thence North 88 degrees 29 minutes 52 seconds West on said North line, a distance of 300.00 feet to the West line of the East 300.00 feet of the West 570.00 feet of the Southeast Quarter; thence South 1 degree 28 minutes 49 seconds West on said West line, a distance of 300.00 feet to the south line of said Southeast Quarter and the point of beginning.

Rock Aetna Wind Farm

Tract 1:

Fee Owner: JK Four, LLC, a limited liability company organized under the laws of the State of Minnesota, by way of Document Nos. 247429 and 247430

PIN: 04-003-0030 (Parcel 1a); 04-009-0010 (Parcel 1b)

Legal Description:

Parcel 1a:

West Half (W1/2) of Section Three (3) in Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., EXCEPT a tract of land described as follows: South 20 acres of the Southwest Quarter Southwest Quarter of Section 3, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Also described as the South 660 feet of the West 1320 feet of the Southwest Quarter (SW1/4) of Section Three (3), Township One Hundred Six (106) North of Range Forty-three (43) West of the 5th P.M., in Murray County, Minnesota.

Parcel 1b:

The Northeast Quarter (NE1⁄4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 2:

Fee Owner: David Kooiker and Ruth Kooiker, as joint tenants, by way of Document Nos. 234860 and 242848

PIN: 04-003-0031

Legal Description:

A tract of Land in the West Half (W1/2) of Section Three (3) in Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., which is legally described as follows, to wit:

The South 20 acres of the Southwest Quarter of the Southwest Quarter of Section Three (3), Township One Hundred Six North (106N), Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Also described as the South 660 feet of the West 1320 feet of the Southwest Quarter (SW1/4) of Section Three (3), Township One Hundred Six (106) North of Range Forty-three (43) West of the 5th P.M., in Murray County, Minnesota.

Tract 3:

Fee Owner: Craig S. Nepp and Sheila K. Nepp, Trustees of the Craig S. Nepp Revocable Living Trust dated July 8, 2015, and any amendments thereto, a one-half (1/2) interest AND Sheila K. Nepp and Craig S. Nepp, Trustees of the Sheila K. Nepp Revocable Living Trust dated July 8, 2015, and any amendments thereto, a one-half (1/2) interest, as Tenants in Common, by way of Document Nos. 225231, 225232, 225233, 226103, 226104, 203075, 225101, 2189563, 218953 and 248898

PIN: 04-010-0010(Parcel 3c) and 04-0010-0030(Parcel 3d)

Legal Description:

Parcel 3c:

The Northeast Quarter (NE 1⁄4) of Section 10, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPT the North 2,201.1 feet of the West 633.6 feet of the Northeast Quarter (NE 1⁄4) of Section 10, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Parcel 3d:

The Southeast Quarter (SE 1⁄4) of Section 10, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota EXCEPT a tract of land located in the SE 1⁄4 of Section 10, Township 106N, R43W, Murray County, Minnesota, further described as: Commencing at the Southeast Section Corner of Section 10; thence South 90° 00’ 00” West (assumed bearing) along the south section line of Section 10, a distance of 716.31 feet to the Point of Beginning; thence North 01° 59’ 28” West a distance of 222.57 feet; thence North 89° 22’ 16” West a distance of 62.87 feet; thence North 00° 27’ 04” West, a distance of 314.99 feet; thence North 87° 39’ 31” West a distance of 325.32 feet; thence South 01° 36’ 26” West a distance of 584.63 feet to the south line of Section 10; thence North 90° 00’ 00” East along said south section line a distance of 415.68 feet, to the Point of Beginning.

Tract 4:

Fee Owner: Ronald S. Biegler and Betty L. Biegler, husband and wife, as tenants in common, by way of Document Nos. 177957 and 229464

PIN: 04-004-0031

Legal Description:

Parcel 4a:

The Southeast Quarter (SE 1/4) of Section 4, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPTING therefrom a tract of land described as follows: Commencing at the southwest corner of said Southeast Quarter (SE 1/4) of Section 4, Township 106N, Range 43W, as the point of beginning; thence east along the south line of said Southeast Quarter (SE 1/4) of Section 4, Township 106N, Range 43W, a distance of 21 rods; thence north and parallel to the west line of said Southeast Quarter (SE 1/4) of Section 4, Township 106N, Range 43W, a distance of 60 rods; thence west and parallel to the south line of said Southeast Quarter (SE 1/4) of Section 4, Township 106N, Range 43W, to the west line of said Southeast Quarter (SE 1/4) of Section 4, Township 106N, Range 43W; thence south along the west line of said Southeast Quarter (SE 1/4) of Section 4, Township 106N, Range 43W, to the point of beginning and there terminating.

Tract 5:

Fee Owner: Steven N. Gleis and Karla K. Gleis, husband and wife, as joint tenants, by way of Document Nos. 212590, 213559, 228184 ,197615 and 201309

PIN: 04-004-0010

Legal Description:

Parcel 5a:

The Northeast Quarter (NE1/4) of Section Four (4), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 7:

Fee Owner: David L. Waldron and Jean M. Waldron as trustees of The Waldron Family Living Trust U/A dated 7 Oct 2020, by way of Document Nos. 232518 and 260933.

PIN: 04-004-0030

Legal Description:

The East Half of the Southwest Quarter (E1/2 SW1/4) of Section Four (4), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota.

AND

That part of the Southeast Quarter (SE 1/4) of Section Four (4), Township One Hundred Six (106) North, Range Forty-three (43) West, described as follows: Commencing at the southwest corner of the Southeast Quarter (SE1/4) as the point of the beginning; thence East along the South line of the said Southeast Quarter (SE1/4) a distance of 21 rods; thence North parallel to the West line of said Southeast Quarter (SE1/4) a distance of 60 rods; thence West parallel to the South line of said Southeast Quarter (SE1/4) to the West line of said Southeast Quarter (SE1/4); thence South along the West line of said Southeast Quarter (SE1/4) to the point of the beginning and there terminating, Murray County, Minnesota.

Tract 9:

Fee Owner: Brian L. Gilbertson and Robin R. Gilbertson, as tenants in common, by way of Document Nos. 250227 and 262107

PIN: 04-005-0050

Legal Description:

The Southwest Quarter (SW1/4) of Section Five (5), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota, EXCEPT a tract of land in the Southwest Quarter (SW1/4) of Section Five (5), Township One Hundred Six (106), Range Forty-Three (43), described as follows:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section Five (5), Township One Hundred Six (106), Range Forty-Three (43); thence East along and upon the Southern boundary of said Section Five (5) a distance of 1025 feet to the point of beginning; thence North on a line parallel to the Western boundary of said Section Five (5) a distance of 1025 feet to the point of beginning; thence North on a line parallel to the Western boundary of said Section Five (5) a distance of 1320 feet; thence East along and upon a line parallel to the Southern boundary of said Section Five (5) a distance of 1010 feet; thence South along and upon a line parallel to the Western boundary of said Section Five (5) a distance of 1320 feet; thence West along the Southern boundary of said Section Five (5) a distance of 1010 feet to the point of beginning.

Tract 12:

Fee Owner: Douglas G. Fey and Pamula K. Fey, as Trustees of the Douglas G. Fey Revocable Living Trust dated April 14, 2008, an undivided 1⁄2 interest; and Pamula K. Fey and Douglas G. Fey, as Trustees of the Pamula K. Fey Revocable Living Trust dated April 14, 2008, an undivided 1⁄2 interest, by way of Document Nos. 198221 and 231192

PIN: 04-006-0010

Legal Description:

Parcel 12a:

The East Half (E1/2) of Section Six (6), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M, and the former railroad right of way of the Chicago, St. Paul, Minneapolis & Omaha Railway Company over and across the East Half (E1/2) of Section Six (6), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M. as described in the deed recorded in Book 83 of Deeds on page 158 subject to easements of record.

EXCEPTING the North 660 feet of the West 990 feet of Government Lot Two (2), located in the Northeast Quarter (NE1/4) of Section Six (6), Township One Hundred Six (106), Range Forty-three (43), Murray County, Minnesota.

AND EXCEPTING The East 351.9 feet of the South 524.1 feet of the Southeast Quarter of Section 6, Township 106 North, Range 43 West of the 5th P.M.

AND EXCEPTING That part of the Northeast Quarter of Section 6, Township 106 North, Range 43 West, Murray County, Minnesota, described as follows: Commencing at the Northwest Corner of said Northeast Quarter; thence South 88 degrees 29 minutes 53 seconds East, assumed bearing along the north line thereof, 990.05 feet to the east line of the West 990.00 feet of said Northeast Quarter, and the point of beginning of the tract to be described; thence South 00 degrees 56 minutes 09 seconds West, along said east line, 283.44 feet; thence South 88 degrees 29 minutes 53 seconds East, 311.72 feet; thence North 00 degrees 56 minutes 08 seconds East, 283.44 feet to the north line of said Northeast Quarter; thence North 88 degrees 29 minutes 53 seconds West, along said north line, 311.72 feet to the point of beginning.

Tract 21:

Fee Owner: Reid VanderSchaaf, Christyn Vos, Jason VanderSchaaf and Jana Timmerman, subject to the life estate of Roger Vander Schaaf and Charlotte Vander Schaaf

PIN: 04-008-0040

Legal Description:

The East Half of the Northeast Quarter (E 1⁄2 NE 1⁄4) of Section Eight (8), Township One Hundred Six North (106N), Range Forty-three (43), West of the 5 P.M., Murray County, Minnesota.

AND

All of the right of way of the Chicago, St. Paul, Minneapolis and Omaha Railway Company as originally located and established over, through and across Section Eight (8), Township One Hundred Six (106) North, Range Forty-three (43) West of the Fifth P.M., Murray County, Minnesota, as described in that certain deed from the State of Minnesota to said Railway Company, filed for record in the Murray County Register of Deeds Office on August 10, 1885, in Book “D” of Deeds on Page 533, 534 and 535.

AND

All that part of the Northeast Quarter of the Southeast Quarter (NE1/4SE1/4), the Northwest Quarter (NW 1⁄4), the West Half of the Northeast Quarter (W 1⁄2 NE 1⁄4) and the Northwest Quarter of the Southeast Quarter (NW 1⁄4 SE 1⁄4) lying and being North of the railroad right of way in Section Eight (8), Township One Hundred Six North (106N), Range Forty-three (43) West, Murray County, Minnesota.

Tract 23:

Fee Owner: Kevin F. Anderson and Maureen Anderson, husband and wife, as joint tenants, by way of Document Nos. 186866, 186867, 187798, 209380, and 222743

PIN: 04-009-0030

Legal Description:

That part of the Southeast Quarter of the Southeast Quarter (SE1/4SE1/4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-Three (43) West in Chanarambie Township, Murray County, Minnesota, described as follows:

Beginning at an existing iron monument at the Southeast corner of said Section Nine (9); thence North 89 degrees 43 minutes 02 seconds West, bearing based on Murray County Coordinate

System, along the South line of the Southeast Quarter (SE1/4) of said Section Nine (9), a distance of 720.00 feet; thence North 01 degree 00 minutes 29 seconds West a distance of 972.37 feet; thence South 89 degrees 44 minutes 11 seconds East a distance of 735.56 feet, more or less, to the East line of said Southeast Quarter (SE1/4); thence South 00 degrees 05 minutes 27 seconds East, along the East line of said Southeast Quarter (SE1/4), a distance of 972.40 feet, to the point of beginning.

Tract 24:

Fee Owner: The Robert L. Scheibel Trust dated December 29, 2016, by way of Document Nos. 222743, 252328, and 254021

PIN: 04-009-0031

Legal Description:

The Southeast Quarter (SE 1⁄4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota, EXCEPTING THEREFROM:

Part of the SE 1⁄4 SE 1⁄4 of Section 9, Township 106 North, Range 43 West, Murray County, Minnesota, described as follows:

Beginning at an existing iron monument at the Southeast corner of said Section 9; thence North 89°43’02” West, bearing based on Murray County Coordinate System, along the South line of the Southeast Quarter of said Section 9, a distance of 720.00 feet; thence North 01°00’29” West a distance of 972.37 feet: thence South 89°44’11” East a distance of 735.56 feet, more or less, to the East line of said Southeast Quarter; thence South 00°05’27” East, along the East line of said Southeast Quarter, a distance of 972.40 feet, to the point of beginning.

Tract 25:

Fee Owner: Donald Van Iperen and Mary Van Iperen, husband and wife, as joint tenants, by way of Document Nos. 202955 and 203432

PIN: 04-009-0021

Legal Description:

Parcel 25b:

The West Half of the Southwest Quarter (W 1/2 SW 1/4) and the West Half of the Northwest Quarter (W 1/2 NW 1/4), all in Section 9, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota, EXCEPT the North 500’ of the West Half of the Northwest Quarter (W 1/2 NW 1/4) of Section 9, Township 106 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Tract 27:

Fee Owner: Jason R. Vander Schaaf

PIN: 04-009-0022

Legal Description:

The East Half of the Northwest Quarter (E 1⁄2 NW 1⁄4) of Section Nine (9), Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Tract 28:

Fee Owner: Dale Nepp, by way of Document Nos. 225231, 225232, 225233, and 226103

PIN: 04-010-0011

Legal Description:

The North 2,201.1 feet of the West 633.6 feet of the Northeast Quarter (NE 1⁄4) of Section Ten (10), Township One Hundred Six (106) North, Range Forty-three (43) West of the 5th P.M., Murray County, Minnesota.

Tract 29:

Fee Owner: Mari Dawn Sabin, by way of Document Nos. 179450, 223524, 250187 and 264836

PIN: 04-010-0020

Legal Description:

The Northwest Quarter (NW1/4) of Section Ten (10), Township One Hundred Six (106) North, Range Forty-three (43) West, Murray County, Minnesota

Tract 48:

Fee Owner: Ronald R. Vortherms and Jane M. Vortherms, husband and wife, as joint tenants, by way of Document Nos. 237349 and 241024 179421, 199116, 190968

PIN: 03-034-0010

Legal Description:

Parcel 48c:

The Northeast Quarter (NE1/4) of Section Thirty-Four (34), Township One Hundred Seven (107) North, Range Forty-three (43), West of the 5th P.M., Murray County, Minnesota

Tract 49:

Fee Owner: Darwin L. Carlson and Sandra L. Carlson as Trustees, or their successors in trust, under the Darwin L. Carlson Living Trust, dated April 23, 2015, and any amendments thereto, as to an undivided one half (1/2) interest, AND to Sandra L. Carlson and Darwin L. Carlson as Trustees, or their successors in trust, under the Sandra L. Carlson Living Trust, dated April 23, 2015, and any amendments thereto, as to an undivided one half (1/2) interest, by way of Document Nos. 186051, 198939, 198940, 198941, 198942, 209927 and 248854

Pin: 03-027-0020

Legal Description:

The South Half of the Southeast Quarter (S1⁄2 SE1⁄4); the Northwest Quarter of the Southeast Quarter (NW1⁄4 SE1⁄4): the Northeast Quarter of the Southeast Quarter (NE1⁄4 SE1⁄4) all in Section 27, Township 107 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

Tract 50:

Fee Owner: Andrew P. Edmundson and Edna Edmundson, Trustees of the Andrew P. Edmundson Revocable Trust dated February 21, 2006, an undivided one-half interest and to Edna Edmundson and Andrew P. Edmundson, Trustees of the Edna Edmundson Revocable Trust dated February 21, 2006, an undivided one-half interest, by way of Document Nos. 225842, 250619 and 265170 (as to Parcel 50a) and Michael Berreau and Amanda Berreau, as joint tenants, by way of Document No. 265170 (as to Parcel 50b)

PIN: 03-028-0030 (Parcel 50a) and 03-028-0031 (Parcel 50b)

Legal Description:

The Southeast Quarter (SE1/4) of Section Twenty-eight (28), Township One Hundred Seven North (107N), Range Forty-three (43), West of the 5th P.M., Murray County, Minnesota.

ALSO DESCRIBED AS:

Parcel 50a:

The Southeast Quarter (SE1/4) of Section Twenty-eight (28), Township One Hundred Seven North (107N), Range Forty-three (43), West of the 5th P.M., Murray County, Minnesota, EXCEPT:

A parcel of land in the Southeast Quarter (SE1/4) of Section Twenty-eight (28), Township One Hundred Seven North (107N), Range Forty-three (43), West of the 5th P.M., Murray County, Minnesota, more particularly described as follows: Commencing at the Southeast corner of Section Twenty-eight (28); thence N 89°36’56” W along the south line of the said Southeast Quarter (SE1/4) a distance of 1571.96 feet to the point of beginning; thence continuing N 89°36’56” W a distance of 40.04 feet; thence N 00°35’55” W a distance of 517.00 feet; thence S 88°09’45” W a distance of 415.00 feet; thence N 00°04’05” W a distance of 646.22 feet; thence S 89°36’56” E a distance of 575.00 feet; thence S 00°04’05” E a distance of 400.00 feet; thence S 29°22’30” W a distance of 244.79 feet; thence S 00°36’09” E a distance of 533.00 feet to the point of beginning.

Parcel 50b:

A parcel of land in the Southeast Quarter (SE1/4) of Section Twenty-eight (28), Township One Hundred Seven North (107N), Range Forty-three (43), West of the 5th P.M., Murray County, Minnesota, more particularly described as follows: Commencing at the Southeast corner of Section Twenty-eight (28); thence N 89°36’56” W along the south line of the said Southeast Quarter (SE1/4) a distance of 1571.96 feet to the point of beginning; thence continuing N 89°36’56” W a distance of 40.04 feet; thence N 00°35’55” W a distance of 517.00 feet; thence S 88°09’45” W a distance of 415.00 feet; thence N 00°04’05” W a distance of 646.22 feet; thence S 89°36’56” E a distance of 575.00 feet; thence S 00°04’05” E a distance of 400.00 feet; thence S 29°22’30” W a distance of 244.79 feet; thence S 00°36’09” E a distance of 533.00 feet to the point of beginning.

Tract 51:

Fee Owner: Amy M. Kruse, Jill L. Edmundson, and Paula A. Edmundson, as tenants in common, by way of Document Nos. 225329, 243960 and 264407.

Pin: 03-028-0010

Legal Description:

The Northeast Quarter of Section Twenty-eight (28), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 65:

Fee Owner: Marlyn D. Bootsma and Kathlene E. Bootsma, as Co-Trustees of the Mathy-Swine Trust

PIN: 03-031-0011

Legal Description:

The Southeast Quarter (SE1/4) of Section Thirty-One (31), Township One Hundred Seven (107) North, Range Forty-Three (43) West, Murray County, Minnesota.

EXCEPT:

That part of the Southeast Quarter of Section 31, Township 107 North, Range 43 West of the 5th Principal Meridian, Murray County, Minnesota, described as follows:

Commencing at the South Quarter corner of said Section 31; thence South 88 degrees 29 minutes 52 seconds East on the south line of said Southeast Quarter of Section 31, a distance of 270.00 feet to the point of beginning; thence continuing South 88 degrees 29 minutes 52 seconds East on said south line, a distance of 300.00 feet to the East line of the West 570.00 feet of the Southeast Quarter, thence North 1 degree 28 minutes 49 seconds East on said east line, a distance of 300.00 feet to the north line of the South 300.00 feet of the Southeast Quarter; thence North 88 degrees 29 minutes 52 seconds West on said North line, a distance of 300.00 feet to the West line of the East 300.00 feet of the West 570.00 feet of the Southeast Quarter; thence South 1 degree 28 minutes 49 seconds West on said West line, a distance of 300.00 feet to the south line of said Southeast Quarter and the point of beginning.

Tract 66:

Fee Owner: Brian Gilbertson (Parcel 66a), Brian L. Gilbertson and Robin R. Gilbertson, as joint tenants, by way of Document Nos. 259603 and 262106 and 196910 (Parcel 66b & Parcel 66c)

PIN: 03-033-0030 (Parcel 66a) & 03-034-0040 (Parcel 66b) & 03-034-0041 (Parcel 66c)

Legal Description:

Parcel 66a:

The Southeast Quarter (SE1/4) of Section Thirty-three (33), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota

Parcel 66b:

The Southwest Quarter (SW1/4) of Section Thirty-four (34), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota,

EXCEPT a tract of land in the Southwest Quarter (SW1/4) of Section Thirty-Four (34), Township One Hundred Seven (107) North, Range Forty-Three (43) West of the 5th P.M., described as follows:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section Thirty-Four (34), Township One Hundred Seven (107) North, Range Forty-Three (43) West; thence North along and upon the West boundary line of said Southwest Quarter (SW1/4) a distance of 391 feet to the point of beginning; thence East and parallel to the South boundary line of said Southwest Quarter (SW1/4) a distance of 610 feet; thence North and parallel to the West boundary line of said Southwest Quarter (SW1/4) a distance of 740 feet; thence West and parallel to the South boundary line of said Southwest Quarter (SW1/4) a distance of 610 feet to the West boundary line of said Southwest Quarter (SW1/4); thence South along and upon the West boundary line of said Southwest Quarter (SW1/4) a distance of 740 feet to the point of beginning.

Parcel 66c:

A tract of land in the Southwest Quarter (SW1/4) of Section Thirty-Four (34), Township One Hundred Seven (107) North, Range Forty-Three (43) West of the 5th P.M., described as follows:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section Thirty-Four (34), Township One Hundred Seven (107) North, Range Forty-Three (43) West; thence North along and upon the West boundary line of said Southwest Quarter (SW1/4) a distance of 391 feet to the point of beginning; thence East and parallel to the South boundary line of said Southwest Quarter (SW1/4) a distance of 610 feet; thence North and parallel to the West boundary line of said Southwest Quarter (SW1/4) a distance of 740 feet; thence West and parallel to the South boundary line of said Southwest Quarter (SW1/4) a distance of 610 feet to the West boundary line of said Southwest Quarter (SW1/4); thence South along and upon the West boundary line of said Southwest Quarter (SW1/4) a distance of 740 feet to the point of beginning.

Tract 67:

Fee Owner: JDK2 Farms LLC, a California limited liability company, by way of Document No. 262500

PIN: 03-033-0010

Legal Description:

The Northeast Quarter (NE 1/4) of Section Thirty-three (33), Township One Hundred Seven (107) North, Range Forty-three (43) West, Murray County, Minnesota.

Tract 68:

Fee Owner: Daryl Voss, as Trustee of the Daryl Voss Revocable Trust U/A dated April 1, 2015, an undivided one-half (1/2) interest and Geraldine M. Voss, as Trustee of the Geraldine M. Voss Revocable Trust U/A dated April 1, 2015, an undivided one-half (1/2) interest, by way of Document Nos. 248317 and 248318

PIN: 03-034-0030

Legal Description:

The Southeast Quarter (SE1⁄4) of Section 34, Township 107 North, Range 43 West of the 5th P.M., Murray County, Minnesota.

2.	The following described real property, situate, lying and being in the County of Sherburne, to wit:

Sherco Solar 1 Substation

The East 20 acres of the East Half of the Southwest Quarter of Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota.

AND

The Southeast Quarter of Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota, except the East 850.00 feet of the South 1025.00 feet of said Southeast Quarter.

Sherco Solar I & II

TRACT 3

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-007-1000

The Northeast Quarter (NE1/4) of Section Seven (7), Township Thirty-three (33), Range Twenty-eight (28), Sherburne County, Minnesota.

Torrens – Certificate of Title No. 3814

TRACT 4

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-008-1101

The Northeast 1⁄4 lying Southwesterly of the railway right-of-way and Hwy 10, in Section 8, Township 33 North, Range 28 West in Sherburne County, Minnesota.

Torrens – Certificate of Title No. 3814

TRACT 5

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-008-2101

The East 1⁄2 of the Northwest 1⁄4 of Section 8, Township 33 North, Range 28 West, in Sherburne County, Minnesota.

Torrens – Certificate of Title No. 3814

TRACT 6

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-008-2201

The West 1⁄2 of the Northwest 1⁄4 of Section 8, Township 33 North, Range 28 West, Sherburne County, Minnesota.

Torrens – Certificate of Title No. 3814

TRACT 7

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-008-3000

The Southwest 1/4 of Section 8, Township 33 North, Range 28 West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 8

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-008-4000

The Southeast 1/4 of Section 8, Township 33 North, Range 28 West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 9

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-016-1400

The South Half (S1/2) of the Northeast Quarter (NE1/4) and the Northwest (NW1/4) of the Southeast Quarter (SE1/4) of Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 10

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-017-2101

The Northeast 1/4 of the Northwest 1⁄4 in Section 17, Township 33 North, Range 28 West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 11

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-016-2200

The Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West, in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 12

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-016-2401

The South Half (S1/2) of the Northwest Quarter (NW1/4) of Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 13

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-016-3101

The North Half (N1/2) of the Southwest Quarter (SW1/4) in Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 14

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-016-3401

The South Half (S1/2) of the Southwest Quarter (SW1/4) in Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West, in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 15

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-016-4100

The East Half (E1/2) of the Southeast Quarter (SE1/4) and the Southwest Quarter of the Southeast Quarter (SW1/4SE1/4) all in Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 16

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-017-1000

The Northeast Quarter (NE1/4) of Section Seventeen (17), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 17

Fee Owner: R. D. Offutt Company, a Minnesota corporation

PIN 05-016-2101

The Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section Sixteen (16), Township Thirty-three (33) North, Range Twenty-eight (28) West, in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 18

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-017-4101

The North Half (N1/2) of the Southeast Quarter (SE1/4) in Section Seventeen (17), Township Thirty-Three (33), Range Twenty-eight (28), Sherburne County, Minnesota.

Being Abstract Land.

TRACT 19

Fee Owner: R.D. Offutt Company, a Minnesota corporation

PIN 05-017-4400

The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section Seventeen (17), Township Thirty-three (33), Range Twenty-eight (28), Sherburne County, Minnesota.

Being Abstract Land.

TRACT 20

Fee Owner: United Power and Land Company, a Minnesota corporation

PIN 05-326-3400, 05-326-3401, 05-326-3402

The South Half of the Southwest Quarter (S1/2SW1/4) of Section Twenty-six (26), Township Thirty-four (34) North, Range Twenty-nine (29) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 23

Fee Owner: United Power and Land Company, a Minnesota corporation

PIN 05-326-4400

The South Half of the Southeast Quarter (S1/2SE1/4) of Section Twenty-six (26), Township Thirty-four (34) North, Range Twenty-nine (29) West in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 24

Fee Owner: Del Hayes & Sons, Inc, a Minnesota Corporation

PIN 20-122-1400

The East Half of the Southeast Quarter and the Southeast Quarter of the Northeast Quarter of Section 22, Township 34, Range 29, that lies South of the Railroad Right-of-Way, according to the United States Government Survey thereof and situate in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 25

Fee Owner: Del Hayes & Sons, Inc., a corporation

PIN 20-127-1000

The North Half of Section 27, Township 34, Range 29, according to the United States Government Survey thereof and situate in Sherburne County, Minnesota.

Being Abstract Land.

TRACT 26

Fee Owner: Del Hayes & Sons, Inc., a Minnesota corporation

PIN 20-127-3100

The West 60 Acres of the East Half of the Southwest Quarter of Section 27, Township 34, Range 29, Sherburne County Minnesota.

Being Abstract Land.

TRACT 27

Fee Owner: Wanda J. Woolhouse, as Successor Trustee of the Rose Family Revocable Trust created under Agreement dated November 18, 1996

PIN 20-127-3105

The East Half of the Southwest Quarter of Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota, LESS AND EXCEPT:

The West 60 acres of said East Half of the Southwest Quarter of Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota.

Being Abstract Land.

TRACT 28

Fee Owner: Del Hayes & Sons Inc., a Minnesota corporation

PIN 20-127-3200

The West Half of the Southwest Quarter, Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota.

Being Abstract Land.

TRACT 29

Fee Owner: Wanda J. Woolhouse, as Successor Trustee of the Rose Family Revocable Trust created under Agreement dated November 18, 1996

PIN 20-127-4400

The Southeast Quarter of Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota, LESS and EXCEPT:

The East 850.00 feet of the South 1025.00 feet of the Southeast Quarter of Section 27, Township 34 North, Range 29 West, Sherburne County, Minnesota.

Being Abstract Land.

TRACT 30

Fee Owner: Kevin J. Goenner Revocable Trust Agreement dated March 29, 2006

PIN 20-128-1000

The Northeast Quarter of Section 28, Township 34 North, Range 29 West, Sherburne County, Minnesota.

Being Abstract Land.

TRACT 31

Fee Owner: Imholte Bros, LLC

PIN 20-128-2200

Parcel 1:

The Northwest Quarter of Section 28, Township 34, Range 29, Sherburne County, Minnesota.

AND

That part of the Southwest Quarter of Section 28, Township 34, Range 29, Sherburne County, Minnesota, described as follows: Beginning at the Southwest corner of said Southwest Quarter; thence on a Sherburne County bearing of North 01 degrees 09 minutes 26 seconds West, along the west line of said Southwest Quarter, a distance of 969.95 feet to the centerline of C.S.A.H. No 8;

thence South 70 degrees 15 minutes 14 seconds East, along said centerline, a distance of 2601.66 feet; thence continue southeasterly along said centerline a distance of 226.65 feet along a tangent curve concave to the northeast, having a radius of 1432.39 feet and a central angle of 09 degrees 03 minutes 58 seconds to the east line of said Southwest Quarter; thence South 00 degrees 50 minutes 24 seconds East, along said east line, a distance of 25.31 feet to the South Quarter corner of said Section 28; thence South 89 degrees 52 minutes 09 seconds West, along the south line of said Southwest Quarter, a distance of 2647.96 feet to the point of beginning.

EXCEPT:

Beginning at the North Quarter corner of said Section 28; thence on a Sherburne County bearing of South 89 degrees 45 minutes 38 seconds West, along the north line of said Northwest Quarter a distance of 1248.26 feet; thence South 01 degrees 11 minutes 34 seconds East a distance of 2719.29 feet; thence South 76 degrees 07 minutes 04 seconds East a distance of 416.64 feet; thence North 80 degrees 14 minutes 08 seconds East a distance of 99.68 feet; thence North 56 degrees 36 minutes 14 seconds East a distance of 151.28 feet; thence North 57 degrees 19 minutes 12 seconds East a distance of 386.40 feet; thence North 63 degrees 42 minutes 43 seconds East a distance of 164.06 feet; thence North 89 degrees 09 minutes 36 seconds East a distance of 126.09 feet to the east line of said Northwest Quarter; thence North 00 degrees 50 minutes 24 seconds West, along said east line a distance of 2440.82 feet to the point of beginning.

Parcel 2:

The Southwest Quarter of Section 28, Township 34, Range 29, Sherburne County, Minnesota.

EXCEPT

That part of the Southwest Quarter of Section 28, Township 34, Range 29, Sherburne County, Minnesota, described as follows: Beginning at the Southwest corner of said Southwest Quarter; thence on a Sherburne County bearing of North 01 degrees 09 minutes 26 seconds West, along the west line of said Southwest Quarter, a distance of 969.95 feet to the centerline of C.S.A.H. No 8; thence South 70 degrees 15 minutes 14 seconds East, along said centerline, a distance of 2601.66 feet; thence continue southeasterly along said centerline a distance of 226.65 feet along a tangent curve concave to the northeast, having a radius of 1432.39 feet and a central angle of 09 degrees 03 minutes 58 seconds to the east line of said Southwest Quarter; thence South 00 degrees 50 minutes 24 seconds East, along said east line, a distance of 25.31 feet to the South Quarter corner of said Section 28; thence South 89 degrees 52 minutes 09 seconds West, along the south line of said Southwest Quarter, a distance of 2647.96 feet to the point of beginning.

AND EXCEPT

Beginning at the North Quarter corner of said Section 28; thence on a Sherburne County bearing of South 89 degrees 45 minutes 38 seconds West, along the north line of said Northwest Quarter a distance of 1248.26 feet; thence South 01 degrees 11 minutes 34 seconds East a distance of 2719.29 feet; thence South 76 degrees 07 minutes 04 seconds East a distance of 416.64 feet; thence North 80 degrees 14 minutes 08 seconds East a distance of 99.68 feet; thence North 56 degrees 36 minutes 14 seconds East a distance of 151.28 feet; thence North 57 degrees 19 minutes 12 seconds East a distance of 386.40 feet; thence North 63 degrees 42 minutes 43 seconds East a distance of 164.06 feet; thence North 89 degrees 09 minutes 36 seconds East a distance of 126.09 feet to the east line of said Northwest Quarter; thence North 00 degrees 50 minutes 24 seconds West, along said east line a distance of 2440.82 feet to the point of beginning.

AND EXCEPT:

Lot 1, Block 1 of Seeley Farms, according to the plat and survey on record with the County Recorder’s office in and for Sherburne County, Minnesota.

Being Abstract Land.

TRACT 32

Fee Owner: CJ Gray Farms, LLC, a Minnesota limited liability company

PIN 20-128-4100

The North One-Half of the Southeast Quarter of Section 28, Township 34 North, Range 29 West, Sherburne County, Minnesota.

Being Abstract Land.

TRACT 33

Fee Owner: CJ Gray Farms, LLC, a Minnesota limited liability company

PIN 20-128-4300

The Southwest Quarter of the Southeast Quarter of Section 28, Township 34 North, Range 29 West, Sherburne County, Minnesota.

Being Abstract Land.

TRACT 35

Fee Owner: CJ Gray Farms, LLC, a Minnesota limited liability company

PIN 20-134-1200

The West Half of the Northeast Quarter and the East Half of the Northwest Quarter of Section 34, Township 34, Range 29, Sherburne County, Minnesota.

Torrens Property—Certificate of Title No. 9580 and 10529

TRACT 37

Fee Owner: Hayes Landing LLC, a Minnesota limited liability company

PIN 20-134-3100

Parcel A:

The Northeast Quarter of the Southwest Quarter AND that part of the Southeast Quarter of the Southwest Quarter lying North of a line drawn from a point on the West line of said Southeast Quarter of the Southwest Quarter distant 345.74 feet South of the Northwest corner thereof to a point on the East line of said Southeast Quarter of the Southwest Quarter distant 365.98 feet South of the Northeast corner thereof, subject to an access easement over the North 30 feet of said Northeast Quarter of the Southwest Quarter, all in Section 34, Township 34, Range 29, Sherburne County, Minnesota.

ALSO:

Parcel B:

The Northwest Quarter of the Southeast Quarter EXCEPT the East 16.5 feet thereof, AND that part of Government Lot 2 lying North of a line drawn from a point on the West line of said Government Lot 2 distant 365.98 feet South of the Northwest corner thereof to a point on the East line of said Government Lot 2 distant 379.33 feet South of the Northeast corner thereof, EXCEPT the East 16.5 feet thereof; TOGETHER WITH an access easement over the North 30 feet of the Northeast Quarter of the Southwest Quarter, all in Section 34, Township 34, Range 29, Sherburne County, Minnesota.

Torrens Property—Certificate of Title No. 11055.

TRACT 38

Fee Owner: Ross A. Imholte, as to an undivided 1/2 interest; and Lila Imholte, as Trustee of the Lila Imholte Revocable Trust Agreement, as to an undivided 1/2 interest

PIN 20-134-3300

The Northwest Quarter of the Southwest Quarter of Section 34, Township 34 North, Range 29 West, Sherburne County, Minnesota. EXCEPTING THEREFROM the East 66 Feet thereof.

Being Abstract Land.

TRACT 39

Fee Owner: Ross A. Imholte, as to an undivided 1/2 interest; and Lila Imholte, as Trustee of the Lila Imholte Revocable Trust Agreement, as to an undivided 1/2 interest

PIN 20-134-3310

That part of the Government Lot 1, Section 34, Township 34 North, Range 29 West, Sherburne County, Minnesota, lying Northerly of the following described line: Commencing at a point on the South line of said Government Lot 1 944.00 feet West of the Southeast corner thereof: thence North 61 degrees 25 minutes West a distance of 444.20 feet, said point being an iron monument on the West line of said Government Lot 1 and being the point of beginning of the line to be described; then return South 61 degrees 25 minutes East to a point distant 202.00 feet Northwesterly from said point of commencement; thence Easterly deflecting to the left 32 degrees 03 minutes 01 seconds a distance of 276.44 feet; thence Easterly a distance of 846.06 feet to a point on the East line of said Government Lot 1 being 838.00 feet South of Judicial Landmark set pursuant to Torrens Case Number T-208 on the East line of Government Lot 1 and there terminating said line. EXCEPT the East 66.00 feet thereof.

Being Abstract Land.

TRACT 41

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-006-3100

The East Half of the Southwest Quarter (E1/2SW1/4) of Section Six (6), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 42

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-006-3200

The West Half of the Southwest Quarter (W1/2SW1/4) of Section Six (6), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Except the West 500 feet of the Southwest Quarter of the Southwest Quarter (SW1/4SW1/4) of said Section 6.

Being Abstract Land.

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 43

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-006-3300

The West 500 feet of the Southwest Quarter of Southwest Quarter (SW1/4SW1/4) of Section Six (6), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 44

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-007-2100

The Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) of Section Seven (7), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

EXCEPT the East 153 feet of the North 163 feet of the Northeast Quarter of the Northwest Quarter of said Section Seven (7).

Being Abstract Land.

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 45

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-201-1000 and 60-201-2402

The Northeast Quarter (NE1/4) and the North Half of Northwest Quarter (N1/2NW1/4) and the Southeast Quarter (SE1/4) and the South Half of the Southwest Quarter (S1/2SW1/4) of Section One (1), in Township Thirty-three (33) North, Range Twenty-nine (29) West in Sherburne County, Minnesota.

Torrens Property – Certificate of Title No. 2557

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 46

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-201-2400

The South Half of Northwest Quarter (S1/2NW1/4) and North Half of the Southwest Quarter (N1/2SW1/4) of Section One (1), in Township Thirty-three (33) North, Range Twenty-nine (29) West in Sherburne County, Minnesota.

Except the South 1,220 feet of the North 3,193 feet of the East 450 feet of the West 1,241 feet of the West Half of the West Half of Section 1, in Township 33 North, Range 29 West in Sherburne County, Minnesota.

Torrens Property – Certificate of Title No. 2557

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 47

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-202-1100

The Northeast Quarter of the Northeast Quarter (NE1/4NE1/4) and Government Lots Four (4), Five (5), and Six (6), all in Section Two (2), in Township Thirty-three (33) North, Range Twenty-nine (29) West in Sherburne County, Minnesota.

AND

That part of Government Lot Three (3), Section Two (2), Township Thirty-three (33) North, Range Twenty-nine (29) West in Sherburne County, Minnesota, which lies Southerly of the centerline of the Town Road (formerly Military Road) which said centerline is described as follows:

Beginning at a point on the West line of said Lot 3, 697.5 feet South of the Quarter section corner on the North side of said section; thence South 67° 3’ East 443 feet; thence South 59° 17’ East 477.6 feet; thence South 63° East 137 feet, to a point on the South line of said Lot 3, a distance of 400 feet West of the Southeast corner thereof and there terminating.

Torrens Property – Certificate of Title No. 2557

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 48

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-325-3200

All that portion of the Southwest Quarter and the Southwest Quarter of the Southeast Quarter of Section 25, Township 34 North, Range 29 West in Sherburne County, Minnesota; lying Southwesterly of Highway 10 and 52 and the Burlington Northern Railway.

Torrens Property – Certificate of Title No. 2557

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 49

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-336-2100

The West Half and the West Half of the Southeast Quarter and that portion of the West Half of the Northeast Quarter lying Southwesterly of the Burlington Northern Railway, all in Section 36, Township 34 North, Range 29 West in Sherburne County, Minnesota.

Torrens Property – Certificate of Title No. 2557

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 50

Fee Owner: Northern States Power Company, a Minnesota corporation

PIN 60-007-2400

The Southeast Quarter of the Northwest Quarter (SE1/4NW1/4) of Section Seven (7), Township Thirty-three (33) North, Range Twenty-eight (28) West in Sherburne County, Minnesota.

Being Abstract Land.

*This property already encumbered by the Indenture pursuant to the Supplemental Trust Indenture dated May 1, 1988, recorded in the Office of the Sherburne County Recorder as Document No. 224494 and Registrar of Titles as Document No. 11080.

TRACT 52

Fee Owner: Michael J. Braddock

PIN 20-458-0150

Lot 1, Block 1, Seeley Farms, Sherburne County, Minnesota.

Being Abstract Land.

3.	The following described real property, situate, lying and being in the County of Sibley, to wit:

Arlington Substation Sibley - Addition 2

That part of the Northwest Quarter of the Southeast Quarter of Section 9, Township 113, Range 27, described as follows: On the Northeast (East) by the West line of First Street East; on the Southeast by a line parallel with and distant 50 feet Southeasterly, measured at right angles, from the center line of the main track of the Minneapolis & St. Louis Railway Company (now the Chicago and North Western Transportation Company), as said main track center line was originally located and established across said Section 9; on the Southwest (South) by the North line of Adams Street; and on the Northwest by a line parallel with and distant 25 feet Southeasterly, measured at right angles, from the center line of the main track of the Chicago and North Western Transportation Company (formerly the Minneapolis & St. Louis Railway Company), as said main track is now located. Sibley County, Minnesota

4.	The following described real property, situate, lying and being in the County of Stearns, to wit:

St. Cloud Service Center (Waite Park)

Lot 1, Block 1, Industries West Plat 4, Stearns County, Minnesota.

II. PROPERTIES IN THE STATE OF NORTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Ward, to wit:

Mallard Substation Expansion

LOT 1 (LESS THE EAST 451 FEET OF THE NORTH 418 FEET THEREOF) OF THE MALLARD SUBSTATION SUBDIVISION TO THE CITY OF MINOT, WARD COUNTY, NORTH DAKOTA, BEING PLATTED OUT OF A PORTION OF THE SE1/4 OF SECTION 27, TOWNSHIP 155 NORTH, RANGE 82 WEST, WARD COUNTY, NORTH DAKOTA.

TRANSMISSION LINES OF THE COMPANY

The electric transmission lines of the Company, including towers, poles, pole lines, wires, switch racks, switchboards, insulators and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights for or relating to the construction, maintenance of operation thereof, through, over, under or upon any private property of public street or highway within as well as without the corporate limits of any municipal corporation, and particularly the following described lines, to wit:

I. IN THE STATE OF MINNESOTA

Line 0520

Lincoln County

Section 22, Township 109 North, Range 45 West

Line 0521

Lincoln County

Section 22, Township 109 North, Range 45 West

Line 0712

Goodhue County

Section 1, Township 110 North, Range 17 West

II. IN THE STATE OF SOUTH DAKOTA

Line 5650

Grant County

Section 15, Township 120 North, Range 52 West

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page
Anoka (Torrens)	11/29/1988	181145
Anoka (Abstract)	11/29/1988	832568
Benton (Abstract)	11/29/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/29/1988	251892
Carver (Torrens)	11/28/1988	59272
Carver (Abstract)	11/28/1988	101412
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Cottonwood (Abstract)	2/22/2021	290610
Crow Wing (Abstract)	2/10/2021	947277
Dakota (Torrens)	11/28/1988	210144
Dakota (Abstract)	11/28/1988	867502
Dodge (Torrens)	11/29/1988	1780
Dodge (Abstract)	11/29/1988	75435	Book 109, Page 814
Douglas (Abstract)	11/28/1988	94699
Freeborn (Abstract)	2/23/2021	547348
Goodhue (Torrens)	6/15/2020	T30240
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Torrens)	11/23/1988	1977022
Hennepin (Abstract)	11/23/1988	5480278
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
Le Sueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)	8/7/2015	2015-000887
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	4/29/2015	2015R-424949
McLeod (Abstract)	11/29/1988	225742	Book 259, Page 425
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	4/28/2015	535016
Mower (Abstract)	11/29/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222
Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280

B-1

Nobles (Abstract)	8/6/2015	A347946
Norman (Abstract)	11/29/1988	180366
Pipestone (Abstract)	11/29/1988	158524	Book 277, Page 311
Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Torrens)	11/28/1988	884195
Ramsey (Abstract)	11/28/1988	2470568
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/29/1988	269077	Book 200, Page 46
Rice (Abstract)	11/29/1988	334010	Book 503, Page 69
Rock (Abstract)	8/24/2015	186849
Roseau (Abstract)	9/16/1991	198662	Book 373, Page 210
Scott (Torrens)	11/28/1988	44347
Scott (Abstract)	11/28/1988	253860
Sherburne (Torrens)	11/29/1988	11080
Sherburne (Abstract)	11/29/1988	224494
Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261
Stearns (Abstract)	11/28/1988	649221
Steele (Abstract)	8/6/2015	A000403527
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/29/1988	179370	Book 131, Page7
Washington (Torrens)	11/28/1988	93239
Washington (Abstract)	11/28/1988	588235
Watonwan (Abstract)	11/29/1988	154112
Winona (Torrens)	11/28/1988	323976
Winona (Abstract)	11/28/1988	323976
Wright (Torrens)	11/28/1988	7562
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number
Cass	11/28/1988	695915
Dickey	3/27/2019	189695
Grand Forks	11/29/1988	444310
Rolette	8/13/2015	64617
Stutsman	8/13/2015	214042
Traill	11/29/1988	131627
Ward	11/29/1988	669918

B-2

State of Iowa

County	Date of Recording	Document Number
Worth	3/26/2021	20210398

B-3